As filed with the Securities and Exchange Commission on January 31, 2001

                                            Securities Act File No. 33-41913 and
                                       Investment Company Act File No. 811-06367

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X
                                                                            ----

                  Pre-Effective Amendment No.
                                               ----                         ----
                  Post-Effective Amendment No.  11                            X
                                               ----                         ----

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
                  Amendment No.  12                                           X
                                ----                                        ----


                        GABELLI EQUITY SERIES FUNDS, INC
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York 10580-1434
                 ----------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1- 800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center,
                            Rye, New York 10580-1434
                     (Name and Address of Agent for Service)

                                   Copies to:

James E. McKee, Esq.                        Richard T. Prins, Esq.
Gabelli Equity Series Funds, Inc.           Skadden, Arps, Slate, Meagher & Flom
One Corporate Center                        Four Times Square, 30th Floor
Rye, New York 10580-1434                    New York, New York 10036


It is proposed that this filing will become effective:

                immediately upon filing pursuant to paragraph (b);or
       ------
         X      on February 1, 2001 pursuant to paragraph (b);or
       ------
                60 days after filing pursuant to paragraph (a)(1);or
       ------
                on ________ pursuant to  paragraph  (a)(1);or
       ------
                75 days  after  filing  pursuant  to  paragraph (a)(2);or
       ------
                on ________ pursuant to paragraph (a)(2) of Rule 485.
       ------



       If appropriate, check the following box:

                This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
       ------

                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 p.m.)

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                                   QUESTIONS?
                               Call 1-800-GABELLI
                       or your investment representative.

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                                TABLE OF CONTENTS
                                -----------------



INVESTMENT AND PERFORMANCE SUMMARY ............   2-6
INVESTMENT AND RISK INFORMATION ...............   6-8
MANAGEMENT OF THE FUNDS .......................     8
         Purchase of Shares ...................     8
         Redemption of Shares .................    10
         Exchange of Shares ...................    11
         Pricing of Fund Shares ...............    12
         Dividends and Distributions ..........    12
         Tax Information ......................    12
         Mailings to Shareholders .............    12
FINANCIAL HIGHLIGHTS .......................... 13-14



GABELLI
EQUITY
SERIES
FUNDS,
INC.

THE GABELLI SMALL CAP GROWTH FUND
THE GABELLI EQUITY INCOME FUND
CLASS AAA SHARES

PROSPECTUS


FEBRUARY 1, 2001


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       INVESTMENT AND PERFORMANCE SUMMARY


The Gabelli Small Cap Growth Fund (the "Small Cap Growth Fund") and The Gabelli Equity Income Fund (the "Equity Income Fund") (each a "Fund" and collectively, the "Funds") are series of Gabelli Equity Series Funds, Inc.

                              SMALL CAP GROWTH FUND


INVESTMENT OBJECTIVE:


The Fund seeks to provide a high level of capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests primarily in the common stocks of growth companies with total market values at the time of investment of less than $500 million which the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes are likely to have rapid growth in revenues and above average rates of earnings growth.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in a decline in the value of Fund shares.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

The Fund may appeal to you if:

  (BULLET) you are a long-term investor


  (BULLET) you seek growth of capital

  (BULLET) you believe that the market will favor small capitalization stocks over the long term

You may not want to invest in the Fund if:

  (BULLET) you are seeking a high level of current income

  (BULLET) you are conservative in your investment approach


  (BULLET) you seek stability of principal more than growth of capital

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                               EQUITY INCOME FUND


INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of total return on its assets with an emphasis on income.

PRINCIPAL INVESTMENT STRATEGIES:
The Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing primarily in income producing equity securities including securities convertible into common stock. In making stock selections, the Fund's Adviser looks for securities that have a better yield than the average of the Standard and Poor's 500 Stock Index, as well as capital gains potential.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Preferred stocks and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that its portfolio companies will reduce or eliminate the dividend rate on securities held by the Fund. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in a decline in the value of Fund shares.

WHO MAY WANT TO INVEST:


The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.


The Fund may appeal to you if:

  (BULLET) you are a long-term investor


  (BULLET) you are seeking income as well as growth of capital


You may not want to invest in the Fund if:

  (BULLET) you are conservative in your investment approach


  (BULLET) you seek stability of principal more than growth of capital


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                                                                               3
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PERFORMANCE:


The bar charts and tables shown below provide an indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year (since 1992), and by showing how the Funds' average annual returns for the one year, five years and the life of each Fund compare to those of a broad-based securities market index. As with all mutual funds, the Funds' past performance does not predict how the Funds will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions.


                              SMALL CAP GROWTH FUND

                                [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

                             1992           20.3%
                             1993           22.8%
                             1994           -2.9%
                             1995           25.2%
                             1996           11.9%
                             1997           36.5%
                             1998              0%
                             1999          14.22%
                             2000           11.3%

During the period shown in the bar chart, the highest return for a quarter was 17.10% (quarter ended June 30, 1999) and the lowest return for a quarter was (20.26)% (quarter ended September 30, 1998).




      AVERAGE ANNUAL TOTAL RETURNS                                                      SINCE OCTOBER 22,
(FOR THE PERIODS ENDED DECEMBER 31, 2000)        PAST ONE YEAR       PAST FIVE YEARS          1991*
-----------------------------------------        -------------       ---------------    -----------------
The Gabelli Small Cap Growth Fund
   Class AAA Shares ............................    11.30%               14.18%              17.12%
Russell 2000 Index** ...........................    (3.02)%              10.31%              12.76%


------------------------

  * From October 22, 1991, the date that the Fund commenced investment operations.

  ** The Russell 2000 Index is an unmanaged index consisting of broad-based common stocks. The performance of the index does not include expenses or fees.


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4

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                               EQUITY INCOME FUND


                                [GRAPHIC OMITTED]

             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

                             1992            9.8%
                             1993           17.9%
                             1994            1.1%
                             1995           28.3%
                             1996           17.9%
                             1997           27.9%
                             1998           12.6%
                             1999            9.3%
                             2000           11.3%

During the period shown in the bar chart, the highest return for a quarter was 12.71% (quarter ended December 31, 1998) and the lowest return for a quarter was (9.65)% (quarter ended September 30, 1998).


      AVERAGE ANNUAL TOTAL RETURNS                                                      SINCE JANUARY 2,
(FOR THE PERIODS ENDED DECEMBER 31, 2000)        PAST ONE YEAR       PAST FIVE YEARS          1992*
-----------------------------------------        -------------       ---------------    ----------------
The Gabelli Equity Income Fund
   Class AAA Shares ............................      11.33%               15.62%              14.81%
S&P(REGISTRATION MARK)500 Stock Index** ........      (9.10)%              18.33%              16.07%



------------------------
  * From January 2, 1992, the date that the Fund commenced investment operations.

 ** The S&P(REGISTRATION MARK) 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees.

FEES AND EXPENSES OF THE FUNDS:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Funds.



                                                                              SMALL CAP      EQUITY
                                                                               GROWTH        INCOME
                                                                                FUND          FUND
                                                                              ---------     ---------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees ............................................................      1.00%         1.00%
Distribution (Rule 12b-1) Expenses .........................................      0.25%         0.25%
Other Expenses .............................................................      0.24%         0.41%
                                                                              --------      --------
Total Annual Fund Operating Expenses .......................................      1.49%         1.66%
                                                                              ========      ========



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                                                                               5

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EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Funds with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Funds for the time periods shown,
(2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 YEAR       3 YEARS        5 YEARS    10 YEARS
                             ---------    ---------      ---------   ---------
SMALL CAP GROWTH FUND          $152         $471           $813       $1,779
EQUITY INCOME FUND             $169         $523           $902       $1,965


                         INVESTMENT AND RISK INFORMATION


SMALL CAP GROWTH FUND:

In selecting investments for the Small Cap Growth Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets and rising free cash flow and earnings. The Adviser's goal is to invest long term in the stocks of companies trading at reasonable valuations relative to perceived economic worth.


Frequently, smaller growth companies exhibit one or more of the following traits:

(BULLET)  New products or technologies

(BULLET)  New distribution methods

(BULLET) Rapid changes in industry conditions due to regulatory or other developments

(BULLET) Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller growth companies are less actively followed by stock analysts and less in formation is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

EQUITY INCOME FUND:

In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that

(BULLET)  have strong free cash flow and pay regular dividends

(BULLET)  have potential for long-term earnings per share growth


(BULLET) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business


(BULLET)  are well-managed


(BULLET) will benefit from sustainable long-term economic dynamics, such as globalization of an issuer's industry or an issuer's increased focus on productivity or enhancement of services.


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6

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The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity Income Fund's assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

The Funds may also use the following investment technique:

(BULLET) DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Funds may temporarily invest all or a portion of their assets in defensive investments. Such investments include fixed income securities or high quality money market instruments. When following a defensive strategy, the Funds will be less likely to achieve their investment goals.

Investing in the Funds involve the following risks:


(BULLET) EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

(BULLET) FUND AND MANAGEMENT RISK. SMALL CAP GROWTH FUND ONLY -- The Fund invests in growth and value stocks issued by smaller companies. The Fund's price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the Adviser is incorrect in its assessment of the growth prospects of the securities it holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.

(BULLET) FUND AND MANAGEMENT RISK. EQUITY INCOME FUND ONLY -- The Fund invests in stocks issued by companies believed by the Adviser to be undervalued and that have the potential to achieve significant capital appreciation. If the Adviser is incorrect in its assessment of the values of the securities it holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.

(BULLET) SMALL CAPITALIZATION COMPANY RISK. SMALL CAP GROWTH FUND ONLY -- Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Small capitalization companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small capitalization company stock prices tend to rise and fall in value more than other stocks. The Fund, as a holder of equity securities, only has rights to the value in the company after all its debts have been paid, and it could lose its entire investment in a company that encounters financial difficulty.


(BULLET) INTEREST RATE RISK AND CREDIT RISK. EQUITY INCOME FUND ONLY -- Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

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                                                                               7

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(BULLET)  LOW  CREDIT  QUALITY  RISK.  EQUITY  INCOME  FUND ONLY -- Lower  rated convertible securities are subject to greater credit risk, price volatility and risk of loss than investment grade securities. There may be less of a market for lower rated securities, which could make it harder to sell them at an acceptable price.

                             MANAGEMENT OF THE FUNDS


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment program under the supervision of the Funds' Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended September 30, 2000, each of the Funds paid the Adviser a fee equal to 1.00% of the value of its average daily net assets.

THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the Funds. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception, as well as its parent company, GAMI. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc., a wholly-owned subsidiary of GAMI, and is an officer or director of various other companies affiliated with GAMI. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.

RULE 12B-1 PLAN. Each Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares. Each Fund may make payments under its Plan for the purpose of financing any activity primarily intended to result in the sales of Class AAA Shares of the Fund. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


                               PURCHASE OF SHARES


You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through the Distributor, directly from the Funds through the Funds' transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor.


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8

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(BULLET)  BY MAIL OR IN PERSON.  You may open an account by mailing a  completed subscription order form with a check or money order payable to "The Gabelli Small Cap Growth Fund" or "The Gabelli Equity Income Fund" to:

          BY MAIL                                    BY PERSONAL DELIVERY
          -------                                    --------------------
          THE GABELLI FUNDS                          THE GABELLI FUNDS
          P.O. BOX 8308                              C/O BFDS
          BOSTON, MA 02266-8308                      66 BROOKS DRIVE
                                                     BRAINTREE, MA 02184

You can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

(BULLET) BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:


                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                           RE: THE GABELLI ______ FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110


          If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell their Class AAA Shares at the net asset value next determined after the Funds receive your completed subscription order form and your payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS. The Funds have available a form of IRA, "Roth" IRA and Education IRAfor investment in Fund shares that may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.



AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.


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                                                                               9

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TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the
Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To
initiate  an  ACH  purchase,  please  call  1-800-GABELLI   (1-800-422-3554)  or
1-800-872-5365  or visit our website @  www.gabelli.com.


GENERAL. State Street will not issue share certificates unless requested by you. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirement.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day without a redemption fee. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission orders the Funds to suspend redemptions.

The Funds redeem their shares at the net asset value next determined after the Funds receive your redemption request. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through the Distributor or directly from the Funds through the Funds' transfer agent.

(BULLET)  BY LETTER.  You may mail a letter requesting  redemption of shares to:
          THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

(BULLET) BY TELEPHONE OR THE INTERNET. You may redeem your shares in an account directly registered with State Street by calling either 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 (617-328-5000 from outside the
          United States) or visiting our website at www.gabelli.com, subject to a $25,000 limitation. YOU MAY NOT REDEEM SHARES HELD THROUGH AN IRA BY TELEPHONE OR THE INTERNET. If State Street properly acts on telephone or Internet instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Funds will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as State Street or the Funds take reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares").

          1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Funds will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

          2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a
--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

             guaranteed signature. The proceeds are normally wired on the next Business Day.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 1-800-GABELLI (1-800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.


REDEMPTION PROCEEDS. A redemption request received by a Fund wilI be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Funds will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Funds will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.


                               EXCHANGE OF SHARES

You can exchange shares of the Fund(s) you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 1-800-GABELLI (1-800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.

In effecting an exchange:

          (BULLET) you must meet the minimum investment requirements for the fund whose shares you purchase through exchange

          (BULLET) if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange


          (BULLET) you may realize a taxable gain or loss


          (BULLET) you should read the  prospectus  of the fund whose shares you
                   are   purchasing   through   exchange.   Call   1-800-GABELLI
                   (1-800-422-3554) to obtain the prospectus.


You may exchange shares through the Distributor, directly through the Funds' transfer agent or through a registered broker-dealer.

(BULLET) EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

(BULLET) EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the funds whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

(BULLET) EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------

                             PRICING OF FUND SHARES


The net asset value per share of each Fund's Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The net asset value per share of each Fund's Class AAA Shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of a Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to its Class AAA shares by the total number of Class AAA Shares outstanding at the time the determination is made. The Funds use market quotations in valuing their portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represents fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value per share after the purchase or redemption order is received in proper form.


                           DIVIDENDS AND DISTRIBUTIONS


The Funds intend to pay dividends quarterly for the Equity Income Fund and annually for the Small Cap Growth Fund and capital gain distributions, if any, on an annual basis. You may have dividends or capital gains distributions that are declared by the Funds automatically reinvested at net asset value in additional shares of the Funds. You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you purchase your shares. You may change this election by notifying the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains.


                                 TAX INFORMATION


The Funds expect that their distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e. gains from assets held by the Funds for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state or local taxes. An exchange of the Funds' shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares;
and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.


This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

                             MAILINGS TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail you receive from us and fund expenses, we currently send a single copy of prospectuses, annual and semiannual reports to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus or report, you will receive one mailing. Additional copies of our prospectuses and reports may be obtained by calling 1-800-GABELLI (422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings for each member of your household at any time in the future, please call us at the telephone number above and we will resume separate mailings to each investor in your household within 30 days of your request.


                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance for the past five fiscal years of the Funds. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds' Class AAA Shares. This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Funds' financial statements and related notes are included in the annual report, which is available upon request.

                              SMALL CAP GROWTH FUND


Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended September 30,




                                                     2000         1999         1998         1997         1996
                                                   --------     --------     --------     --------     --------
OPERATING PERFORMANCE:






   Net asset value, beginning of period .......... $  21.84      $ 18.81    $   25.42    $   20.02    $   19.34
                                                   --------     --------     --------     --------     --------
   Net investment income (loss) ..................     0.06        (0.07)       (0.03)       (0.07)       (0.09)
   Net realized and unrealized
     gain (loss) on investments ..................     4.16         3.63        (2.99)        7.70         2.11
                                                   --------     --------     --------     --------     --------
   Total from investment operations ..............     4.22         3.56        (3.02)        7.63         2.02
                                                   --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:



   Net realized gain on investments ..............    (2.46)       (0.53)       (3.59)       (2.23)       (1.34)
                                                   --------     --------     --------     --------     --------
   Total distributions ...........................    (2.46)       (0.53)       (3.59)       (2.23)       (1.34)
                                                   --------     --------     --------     --------     --------
   NET ASSET VALUE, END OF PERIOD ................ $  23.60     $  21.84     $  18.81     $  25.42     $  20.02
                                                   ========     ========     ========     ========     ========
   Total return(DAGGER) ..........................    21.00%       19.24%      (13.53)%      42.22%       10.97%
                                                   ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:


   Net assets, end of period (in 000's) .......... $366,459     $305,403     $277,820     $296,519     $223,239
   Ratio of net investment income (loss) to
     average net assets ..........................     0.26%       (0.34)%      (0.14)%      (0.36)%      (0.42)%
   Ratio of operating expenses to
      average net assets (a) .....................     1.49%        1.56%        1.44%        1.62%        1.58%
   Portfolio turnover rate .......................       47%          24%          20%          14%          11%





----------------

(DAGGER) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.


(a) The Fund incurred interest expense during the fiscal years ended September 30, 2000, 1999 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.49%, 1.53% and 1.52%, respectively.

EQUITY INCOME FUND

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended September 30,


                                                     2000         1999         1998         1997         1996
                                                   --------     --------     --------     --------     --------
OPERATING PERFORMANCE:

   Net asset value, beginning of period .......... $  17.58     $  15.97     $  17.39     $  13.81     $  12.65
                                                   --------     --------     --------     --------     --------
   Net investment income .........................     0.46         0.23         0.22         0.22         0.28
   Net realized and unrealized
     gain on investments .........................     0.81         2.82         0.29         4.28         1.76
                                                   --------     --------     --------     --------     --------
   Total from investment operations ..............     1.27         3.05         0.51         4.50         2.04
                                                   --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:

   Net investment income .........................    (0.36)       (0.22)       (0.26)       (0.22)       (0.28)
   In excess of net investment income ............       --          --            --           --        (0.01)
   Net realized gain on investments ..............    (2.14)       (1.22)       (1.67)       (0.70)       (0.59)
                                                   --------     --------     --------     --------     --------
   Total distributions ...........................    (2.50)       (1.44)       (1.93)       (0.92)       (0.88)
                                                   --------     --------     --------     --------     --------
   NET ASSET VALUE, END OF PERIOD ................ $  16.35     $  17.58     $  15.97     $  17.39     $  13.81
                                                   ========     ========     ========     ========     ========
   Total return(DAGGER) ..........................     8.41%       19.82%        2.98%       33.98%       16.69%
                                                   ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:



   Net assets, end of period (in 000's) .......... $ 89,164     $ 92,111      $79,669      $73,730      $57,006
   Ratio of net investment income to
     average net assets ..........................     2.85%        1.32%        1.27%        1.42%        1.99%
   Ratio of operating expenses to
     average net assets (a) ......................     1.66%        1.60%        1.64%        1.78%        1.93%
   Portfolio turnover rate .......................       33%          39%          35%          43%          20%


----------------

(DAGGER) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.


(a) The Fund incurred interest expense during the fiscal year ended September 30, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.61%.

                          (This page intentionally left blank.)

--------------------------------------------------------------------------------
                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                                CLASS AAA SHARES

================================================================================

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:


Each Fund's semi-annual and annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and
--------------------------------------------------------------------------------
         You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other
      information and discuss your questions about the Funds by contacting:

                        Gabelli Equity Series Funds, Inc.

                              One Corporate Center
                                  Rye, NY 10580
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------
investments policies. It is incorporated by reference, and is legally considered a part of this prospectus.


You can review and/or copy the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

(BULLET)  For a fee, by electronic request at publicinfo@sec.gov, by writing the
          Public  Reference   Section  of  the  Commission,   Washington,   D.C.
          20549-0102 or calling 1-202-942-8090.


(BULLET)  Free from the Commission's Website at http://www.sec.gov




(Investment Company Act file no. 811-06367)

                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM

                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 p.m.)

--------------------------------------------------------------------------------
                                   QUESTIONS?
                               Call 1-800-GABELLI
                       or your investment representative.
--------------------------------------------------------------------------------



                                TABLE OF CONTENTS


INVESTMENT AND PERFORMANCE SUMMARY .............. 2-7
INVESTMENT AND RISK INFORMATION ................. 8-9
MANAGEMENT OF THE FUNDS .........................  10
         Classes of Shares ......................  10
         Purchase of Shares .....................  15
         Redemption of Shares ...................  16
         Exchange of Shares .....................  17
         Pricing of Fund Shares .................  18
         Dividends and Distributions ............  18
         Tax Information ........................  19
         Mailings to Shareholders ...............  19
FINANCIAL HIGHLIGHTS ............................  19



GABELLI
EQUITY
SERIES
FUNDS,
INC.





THE GABELLI SMALL CAP GROWTH FUND
THE GABELLI EQUITY INCOME FUND

CLASS A, B, C SHARES

PROSPECTUS


FEBRUARY 1, 2001


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       INVESTMENT AND PERFORMANCE SUMMARY


The Gabelli Small Cap Growth Fund (the "Small Cap Growth Fund") and The Gabelli Equity Income Fund (the "Equity Income Fund") (each a "Fund" and collectively, the "Funds") are series of Gabelli Equity Series Funds, Inc.

                              SMALL CAP GROWTH FUND


INVESTMENT OBJECTIVE:


The Fund seeks to provide a high level of capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests primarily in the common stocks of growth companies with total market values at the time of investment of less than $500 million which the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes are likely to have rapid growth in revenues and above average rates of earnings growth.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in a decline in the value of Fund shares. WHO MAY WANT TO INVEST:

The Fund may appeal to you if:

  (BULLET) you are a long-term investor


  (BULLET) you seek growth of capital

  (BULLET) you believe that the market will favor small capitalization stocks over the long term You may not want to invest in the Fund if:

  (BULLET) you are seeking a high level of current income

  (BULLET) you are conservative in your investment approach

  (BULLET) you seek stability of principal more than growth of capital

--------------------------------------------------------------------------------


                               EQUITY INCOME FUND


INVESTMENT OBJECTIVE:


The Fund seeks to provide a high level of total return on its assets with an emphasis on income. PRINCIPAL INVESTMENT STRATEGIES: The Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing primarily in income producing equity securities including securities convertible into common stock. In making stock selections, the Fund's Adviser looks for securities that have a better yield than the average of the Standard and Poor's 500 Stock Index, as well as capital gains potential.

PRINCIPAL RISKS:
The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Preferred stocks and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that its portfolio companies will reduce or eliminate the dividend rate on securities held by the Fund. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in the decline in the value of Fund shares.

WHO MAY WANT TO INVEST:
The Fund may appeal to you if:


  (BULLET) you are a long-term investor

  (BULLET) you are seeking  income as well as growth of capital

You may not want to invest in the Fund if:

  (BULLET) you are conservative in your investment approach

  (BULLET) you seek stability of principal more than growth of capital


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


PERFORMANCE:

The bar charts and tables shown below provide an indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year (since 1992), and by showing how the Funds' average annual returns for one year, five years and the life of each Fund compare to those of a broad-based securities market index. As with all mutual funds, the Funds' past performance does not predict how the Funds will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions.


                             SMALL CAP GROWTH FUND*
                                [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

                                 1992        20.3%
                                 1993        22.8%
                                 1994        -2.9%
                                 1995        25.2%
                                 1996        11.9%
                                 1997        36.5%
                                 1998           0%
                                 1999        14.2%
                                 2000        11.3%

------------------------

  * The bar chart above shows the total returns for Class AAA Shares (not including sales load). The Class A, Class B and Class C Shares are new classes of the Fund for which performance is not yet available. The Class AAA Shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B and Class C Shares will be substantially similar to those of the Class AAA Shares shown in the chart above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ.


Class A, B and C Share sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 17.10% (quarter ended June 30, 1999) and the lowest return for a quarter was (20.26%) (quarter ended September 30, 1998).




      AVERAGE ANNUAL TOTAL RETURNS                                                      SINCE OCTOBER 22,
(FOR THE PERIODS ENDED DECEMBER 31, 2000)        PAST ONE YEAR       PAST FIVE YEARS          1991*
-----------------------------------------        -------------        -------------      --------------



The Gabelli Small Cap Growth Fund
    Class AAA Shares ............................    11.30%               14.18%              17.12%
Russell 2000 Index** ............................    (3.02)%              10.31%              12.76%





------------------------

  * From October 22, 1991, the date that the Fund commenced investment operations.

  ** The Russell 2000 Index is an unmanaged index consisting of broad-based common stocks. The performance of the Index does not include expenses or fees.

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------



                               EQUITY INCOME FUND*


                                [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

                                 1992         9.8%
                                 1993        17.9%
                                 1994         1.1%
                                 1995        28.3%
                                 1996        17.9%
                                 1997        27.9%
                                 1998        12.6%
                                 1999         9.3%
                                 2000        11.3%

------------------------

  * The bar chart above shows the total returns for Class AAA Shares (not including sales load). The Class A, Class B and Class C Shares are new classes of the Fund for which performance is not yet available. The Class AAA Shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B and Class C Shares will be substantially similar to those of the Class AAA Shares shown in the chart above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ.


Class A, B and C Share sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 12.71% (quarter ended December 31, 1998) and the lowest return for a quarter was (9.65%) (quarter ended September 30, 1998).


      AVERAGE ANNUAL TOTAL RETURNS                                                      SINCE JANUARY 2,
(FOR THE PERIODS ENDED DECEMBER 31, 2000)        PAST ONE YEAR       PAST FIVE YEARS          1992*
-----------------------------------------        -------------       ---------------    ----------------



The Gabelli Equity Income Fund
   Class AAA Shares                                  11.33%               15.26%              14.81%
S&P(REGISTRATION MARK)500 Stock Index**             (19.10)%              18.33%              16.07%


------------------------
  * From January 2, 1992, the date that the Fund commenced investment operations.

  ** The S&P(REGISTRATION MARK) 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS:

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


                              SMALL CAP GROWTH FUND


                                                                 CLASS A           CLASS B          CLASS C
                                                                 SHARES            SHARES           SHARES
                                                                ---------         ---------        ---------

SHAREHOLDER FEES

  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases

  (as a percentage of offering price) .........................      5.75%(1)          None             None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price(4)) ....................      None(2)           5.00%(3)         1.00%(3)
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):


Management Fees ...............................................      1.00%             1.00%            1.00%
Distribution and Service (Rule 12b-1) Expenses ................      0.25%             1.00%            1.00%
Other Expenses ................................................      0.24%             0.24%            0.24%
                                                                ---------         ---------        ---------
Total Annual Operating Expenses ...............................      1.49%             2.24%            2.24%
                                                                =========         =========        =========

                              EQUITY INCOME FUND


                                                                 CLASS A           CLASS B          CLASS C
                                                                 SHARES            SHARES           SHARES
                                                                ---------         ---------        ---------
SHAREHOLDER FEES

  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases

  (as a percentage of offering price) .........................      5.75%(1)          None             None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price(4)) ....................      None(2)           5.00%(3)         1.00%(3)
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):


Management Fees ...............................................      1.00%             1.00%            1.00%
Distribution and Service (Rule 12b-1) Expenses ................      0.25%             1.00%            1.00%
Other Expenses ................................................      0.41%             0.41%            0.41%
                                                                ---------         ---------        ---------
Total Annual Operating Expenses ...............................      1.66%             2.41%            2.41%
                                                                =========         =========        =========



------------------------

  (1)  The sales charge declines as the amount invested increases.

  (2) If no sales charge was paid at the time of purchase as part of an investment that is greater than $2,000,000, shares redeemed within 24 months of such purchase may be subject to a deferred sales charge of 1.00%.


  (3) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twenty-four months after purchase.


  (4) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower.

--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Funds for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                              SMALL CAP GROWTH FUND



                                            1 YEAR         3 YEARS         5 YEARS       10 YEARS
                                           ---------     ----------      ----------     -----------
Class A Shares ..........................     $718           $1,019         $1,341          $2,252
Class B Shares
 - assuming redemption ..................     $727           $1,000         $1,400          $2,386
 - assuming no redemption ...............     $227             $700         $1,200          $2,386
Class C Shares

 - assuming redemption ..................     $327             $700         $1,200          $2,575
 - assuming no redemption ...............     $227             $700         $1,200          $2,575



                               EQUITY INCOME FUND

                                            1 YEAR         3 YEARS         5 YEARS       10 YEARS
                                           ---------     ----------      ----------     -----------
Class A Shares ..........................     $734           $1,068         $1,425          $2,427
Class B Shares
 - assuming redemption ..................     $744           $1,051         $1,485          $2,561
 - assuming no redemption ...............     $244             $751         $1,285          $2,561
Class C Shares

 - assuming redemption ..................     $344             $751         $1,285          $2,746
 - assuming no redemption ...............     $244             $751         $1,285          $2,746



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         INVESTMENT AND RISK INFORMATION


SMALL CAP GROWTH FUND

In selecting investments for the Small Cap Growth Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets and rising free cash flow and earnings. The Adviser's goal is to invest long term in the stocks of companies trading at reasonable valuations relative to perceived economic worth.


Frequently, smaller growth companies exhibit one or more of the following traits:

(BULLET)  New products or technologies

(BULLET)  New distribution methods

(BULLET) Rapid changes in industry conditions due to regulatory or other developments

(BULLET) Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller growth companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

EQUITY INCOME FUND

In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that

(BULLET)  have strong free cash flow and pay regular dividends

(BULLET)  have potential for long-term earnings per share growth


(BULLET) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business


(BULLET)  are well-managed

(BULLET) will benefit from sustainable long-term economic dynamics, such as globalization of an issuer's industry or an issuer's increased focus on productivity or enhancement of services

The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity Income Fund's assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------


The Funds may also use the following investment technique:

(BULLET) DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Funds may temporarily invest all or a portion of their assets in defensive investments. Such investment include fixed income securities or high quality money market instruments. When following a defensive strategy, the Funds will be less likely to achieve their investment goals.

Investing in the Funds involve the following risks:


(BULLET) EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

(BULLET) FUND AND MANAGEMENT RISK. SMALL CAP GROWTH FUND ONLY -- The Fund invests in growth and value stocks issued by smaller companies. The Fund's price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the Adviser is incorrect in its assessment of the values of the securities it holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.

(BULLET) SMALL CAPITALIZATION COMPANY RISK. SMALL CAP GROWTH FUND ONLY -- Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Small capitalization companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small capitalization company stock prices tend to rise and fall in value more than other stocks. The Fund, as a holder of equity securities, only has rights to the value in the company after all its debts have been paid, and it could lose its entire investment in a company that encounters financial difficulty.

(BULLET) FUND AND MANAGEMENT RISK. EQUITY INCOME FUND ONLY -- The Fund invests in stocks issued by companies believed by the Adviser to be undervalued and that have the potential to achieve significant capital appreciation. If the Adviser is incorrect in its assessment of the values of the securities it holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.


(BULLET) INTEREST RATE RISK AND CREDIT RISK. EQUITY INCOME FUND ONLY -- Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

(BULLET) LOW CREDIT QUALITY RISK. EQUITY INCOME FUND ONLY-- Lower rated convertible securities are subject to greater credit risk, price volatility and risk of loss than investment grade securities. There may be less of a market for lower rated convertible securities, which could make it harder to sell them at an acceptable price.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUNDS


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment program under the supervision of the Funds' Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended September 30, 2000, each of the Funds paid the Adviser a fee equal to 1.00% of the value of its average daily net assets.

THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the Funds. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception, as well as its parent company, GAMI. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc., a wholly-owned subsidiary of GAMI, and is an officer or director of various other companies affiliated with GAMI. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.


                                CLASSES OF SHARES

Three classes of the Funds' shares are offered in this prospectus -- Class A Shares, Class B Shares and Class C Shares. The table below summarizes the differences among the classes of shares.

(BULLET) A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.

(BULLET) A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

(BULLET) A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------

                                        CLASS A SHARES               CLASS B SHARES                  CLASS C SHARES
--------------------------------------------------------------------------------------------------------------------------

Front-End Sales Load?                   Yes. The percentage          No.                        No.
                                        declines as the amount
                                        invested increases.
--------------------------------------------------------------------------------------------------------------------------
Contingent Deferred                     Yes, for shares              Yes, for shares            Yes, for shares
Sales Charge?                           redeemed within  twenty-     redeemed within            redeemed within twenty-
                                        four months after pur        seventy-two months         four months after purchase.
                                        chase as part of an          after purchase.
                                        investment  greater than     Declines over time.
                                        $2 million if no front-end
                                        sales charge was paid
                                        at the time of purchase.
--------------------------------------------------------------------------------------------------------------------------
Rule 12b-1 Fee                          0.25%                        1.00%                      1.00%
--------------------------------------------------------------------------------------------------------------------------
Convertible to Another Class?           No.                          Yes. Automatically con-    No.
                                                                     verts to Class A Shares
                                                                     approximately ninety-six
                                                                     months after purchase.
--------------------------------------------------------------------------------------------------------------------------
Fund Expense Levels                     Lower annual expenses        Higher annual expenses     Higher annual expenses
                                        than Class B or Class C      than Class A Shares.       than Class A Shares.
                                        Shares.
--------------------------------------------------------------------------------------------------------------------------


In selecting a class of shares in which to invest, you should consider

(BULLET)  the length of time you plan to hold the shares

(BULLET) the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value

(BULLET) whether you qualify for a reduction or waiver of the Class A sales charge

(BULLET) that Class B Shares convert to Class A Shares approximately ninety-six months after purchase


--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                    IF YOU...                                           THEN YOU SHOULD CONSIDER...
--------------------------------------------------------------------------------------------------------------------------

(BULLET) do not qualify for a reduced or waived front-end                       purchasing Class C Shares instead of either
         sales load and intend to hold your shares for                          Class A Shares or Class B Shares
         only a few years
--------------------------------------------------------------------------------------------------------------------------
(BULLET) do not qualify for a reduced or waived  front-end                      purchasing Class B Shares instead of either
         sales load and intend to hold your shares                              Class A Shares or Class B Shares
         for several years
--------------------------------------------------------------------------------------------------------------------------

(BULLET) do not qualify for a reduced or waived  front-end                      purchasing Class A Shares
         sales load and intend to hold your shares
         indefinitely
--------------------------------------------------------------------------------------------------------------------------


SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:


                                                    SALES CHARGE            SALES CHARGE           REALLOWANCE
                                                     AS % OF THE               AS % OF                 TO
AMOUNT OF INVESTMENT                               OFFERING PRICE*         AMOUNT INVESTED       BROKER-DEALERS
-----------------------------                   --------------------     -----------------      ----------------
Under $50,000 .................................           5.75%                    6.10%                 5.00%
$50,000 but under $100,000 ....................           4.50%                    4.71%                 3.75%
$100,000 but under $250,000 ...................           3.50%                    3.62%                 2.75%
$250,000 but under $500,000 ...................           2.50%                    2.56%                 2.00%
$500,000 but under $1 million .................           2.00%                    2.04%                 1.75%
$1 million but under $2 million ...............           1.00%                    1.01%                 1.00%
$2 million ....................................           0.00%                    0.00%                 1.00%

------------------------
 * Includes  Front-end sales load



SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive volume discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.


1. VOLUME DISCOUNTS. Investors eligible to receive volume discounts are individuals and their immediate families, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A Shares you already hold in the Funds and other funds advised by the Adviser or its affiliates along with the value of the Class A Shares being purchased to qualify for a reduced sales charge. For example, if you own Class A Shares of the Funds that have an aggregate value of $100,000, and make an additional investment in Class A Shares of the Funds of $4,000, the sales charge applicable to the additional investment would be 3.50%, rather than the 5.75% normally charged on a $4,000 purchase. If you want more information on volume discounts, call your broker.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

2. LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of the Funds and submit a Letter of Intent to the Distributor, you may make purchases of Class A Shares of the Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. You will have to pay sales charges at the higher rate if you fail to honor your Letter of Intent. For more information on the Letter of Intent, call your broker.


3. INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of the Funds may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Funds by merger, acquisition of assets or otherwise; (2) shareholders who have redeemed shares in the Funds and who wish to reinvest in the Funds, provided the reinvestment is made within 30 days of the redemption; (3) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (4) qualified employee benefit plans established pursuant to
Section 457 of the Code that have  established  omnibus  accounts with the Fund;
(5) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Funds (plan sponsors are encouraged to notify Gabelli &Company, Inc., the Funds' distributor (the "Distributor")when they first satisfy these requirements); (6) any unit investment trusts registered under the Investment Company Act of 1940 (the "1940 Act") which have shares of the Funds as a principal investment; (7) financial institutions purchasing Class A Shares of the Funds for clients participating in a fee based asset allocation program or wrap fee program which has been approved by Gabelli & Company, Inc., the Funds' distributor (the "Distributor"); and (8) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent. Investors who qualify under any of the categories described above should contact their brokerage firm.

CONTINGENT DEFERRED SALES CHARGES.

You will pay a CDSC when you redeem:

(BULLET) Class A Shares within approximately twenty-four months of buying them as part of an investment greater than $2 million if no front-end sales charge was paid at the time of purchase

(BULLET)  Class B Shares within approximately  seventy-two months of buying them

(BULLET) Class C Shares within approximately twenty-four months of buying them

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1%. The CDSC schedule for Class B Shares is set forth below. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.

--------------------------------------------------------------------------------

                                                              CLASS B SHARES
         YEARS SINCE PURCHASE                                     CDSC
         --------------------                               ----------------
         First                                                     5.00%
         Second                                                    4.00%
         Third                                                     3.00%
         Fourth                                                    3.00%
         Fifth                                                     2.00%
         Sixth                                                     1.00%
         Seventh and thereafter                                    0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of the Funds to brokers at the time of sale that initiate and are responsible for purchases of such Class B Shares of the Funds.


You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a money market fund, however, will not count for purposes of calculating the applicable CDSC.


We will waive the CDSC payable upon redemptions of shares for:

(BULLET) redemptions and distributions from retirement plans made after the death or disability of a shareholder

(BULLET) minimum required distributions made from an IRA or other retirement plan account after you reach age 591/2

(BULLET)  involuntary redemptions made by the Funds

(BULLET)  a  distribution  from  a  tax-deferred   retirement  plan  after  your
          retirement

(BULLET) returns of excess contributions to retirement plans following the shareholder's death or disability

CONVERSION  FEATURE  --  CLASS B SHARES:

(BULLET) Class B Shares automatically convert to Class A Shares of the Funds on the first business day of the ninety-seventh month following the month in which you acquired such shares.

(BULLET) After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

(BULLET) You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.


(BULLET) The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

(BULLET) If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.


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14

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The Board of Directors may suspend the automatic conversion of Class B Shares to
Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

Rule 12b-1 Plan. The Funds have adopted a plan under Rule 12b-1 (the "Plan") for each of their classes of shares. Under the Plan, the Funds may use their assets to finance activities relating to the sale of their shares and the provision of certain shareholder services.

For the classes covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:


                                            CLASS A       CLASS B       CLASS C
                                           ---------     ---------    ---------
Service Fees ............................    0.25%         0.25%         0.25%
Distribution Fees .......................    None          0.75%         0.75%

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                               PURCHASE OF SHARES


You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers or other financial intermediaries that have entered into selling agreements with the Funds' Distributor.

The broker-dealer or other financial intermediary will transmit a purchase order and payment to State Street Bank and Trust Company ("State Street") on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds.

(BULLET) BY MAIL OR IN PERSON. Your broker-dealer or financial consultant can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

          BY MAIL                                   BY PERSONAL DELIVERY
          -------                                   --------------------
          THE GABELLI FUNDS                         THE GABELLI FUNDS

          P.O. BOX 8308                             C/O BFDS
          BOSTON, MA 02266-8308                     66 BROOKS DRIVE
                                                    BRAINTREE, MA 02184

(BULLET) BY BANK WIRE. To open an account using the bank wire transfer system, first tele phone the Fund(s) at 1-800-GABELLI(1-800-422-3554)to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                         RE: THE GABELLI _________ FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110


--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------


          If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell their shares at the net asset value next determined after the Funds receive your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of the net asset value as described under "Classes of Shares-Sales Charge-Class A Shares."


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.



RETIREMENT PLANS. The Funds have available a form of IRA, "Roth" IRA and Education IRAfor investment in Fund shares that may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website at www.gabelli.com.


GENERAL. State Street will not issue share certificates unless requested by you. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirement.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day without a redemption fee. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission ("SEC") orders the Funds to suspend redemptions.

The Funds redeem their shares at the net asset value next determined after the Funds receive your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges". See "Pricing of Fund Shares" for a description of the calculation of net asset value.


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------


You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the net asset value next determined (less any applicable CDSC) after State Street receives the request. If you hold share certificates, you must present the certificates endorsed for transfer. A broker-dealer may charge you fees for effecting redemptions for you.

In the event that you wish to redeem shares and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem and your account number. If there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.


REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Funds will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Funds will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.


                               EXCHANGE OF SHARES

You can exchange shares of the Fund(s) you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call your broker. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market funds or the Fund(s) (after re-exchange into the Fund(s)), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund. In effecting an exchange:


(BULLET) you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

(BULLET) if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange.


--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------




(BULLET)  you may realize a taxable gain or loss.

(BULLET) you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus.

(BULLET) you should be aware that brokers may charge a fee for handling an exchange for you. You may exchange shares by telephone, by mail, over the Internet or through a registered broker-dealer or other financial intermediary.


(BULLET) EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.


(BULLET) EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.


(BULLET) EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates.


We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


                             PRICING OF FUND SHARES


The net asset value per share is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share of each class of each Fund is computed by dividing the value of the applicable Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The Funds use market quotations in valuing their portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represents fair value. The price of Fund shares for purchases and redemption will be based upon the next calculation of net asset value after the purchase or redemption order is received in proper form.


                           DIVIDENDS AND DISTRIBUTIONS


The Funds intend to pay dividends quarterly for the Equity Income Fund and annually for the Small Cap Growth Fund and capital gains distributions, if any on an annual basis. You may have dividends or capital gains distributions that are declared by the Funds automatically reinvested at net asset value in additional shares of the Funds. You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you purchase your shares. You may change this election by notifying the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions.



--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares.

                                 TAX INFORMATION


The Funds expect that their distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the assets giving rise to such gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e. gains from assets held by the Funds for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state or local taxes. An exchange of the Funds' shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders generally will be subject to a federal withholding tax.


This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.


                             MAILINGS TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail you receive from us and fund expenses, we currently send a single copy of prospectuses, annual and semiannual reports to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus or report, you will receive one mailing. Additional copies of our prospectuses and reports may be obtained by calling 1-800-GABELLI (422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings for each member of your household at any time in the future, please call us at the telephone number above and we will resume separate mailings to each investor in your household within 30 days of your request.


                              FINANCIAL HIGHLIGHTS

The Class A, Class B and Class C Shares of the Funds have not previously been offered and therefore do not have a previous financial history.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                              CLASS A, B, C SHARES

================================================================================
FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:


Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investments policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
         You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other
      information and discuss your questions about the Funds by contacting:

                        Gabelli Equity Series Funds, Inc.

                              One Corporate Center
                                  Rye, NY 10580
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------


You can review the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

(BULLET)  For a fee, by electronic request at publicinfo@sec.gov, by writing the
          Public  Reference   Section  of  the  Commission,   Washington,   D.C.
          20549-0102 or calling 1-202-942-8090.


(BULLET)  Free from the Commission's Website at http://www.sec.gov.





(Investment Company Act file no. 811-06367)

                        GABELLI EQUITY SERIES FUNDS, INC.
                        --------------------------------
                         THE GABELLI EQUITY INCOME FUND
                        THE GABELLI SMALL CAP GROWTH FUND
                       STATEMENT OF ADDITIONAL INFORMATION



                                February 1, 2001

This Statement of Additional Information ("SAI"), which is not a prospectus, describes The Gabelli Equity Income Fund ("Equity Income Fund") and The Gabelli Small Cap Growth Fund ("Small Cap Growth Fund") (each a "Fund" and together the "Funds") which are series of Gabelli Equity Series Funds, Inc., a Maryland corporation (the "Corporation"). This SAI should be read in conjunction with the Prospectuses for Class A, Class B, Class C, and Class AAA Shares dated February 1, 2001. For a free copy of the Prospectuses, please contact the Funds at the address, telephone number or Internet Web site printed below.



                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone 1-800-GABELLI (1-800-422-3554)
                             http://www.gabelli.com
                             ----------------------


GENERAL INFORMATION............................................................2
INVESTMENT STRATEGIES AND RISKS................................................2
INVESTMENT RESTRICTIONS........................................................8
DIRECTORS AND OFFICERS.........................................................9
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................11
INVESTMENT ADVISORY AND OTHER SERVICES........................................12
DISTRIBUTION PLAN.............................................................14
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................14
REDEMPTION OF SHARES..........................................................16
DETERMINATION OF NET ASSET VALUE..............................................17
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................17
INVESTMENT PERFORMANCE INFORMATION............................................20
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES..........................21
FINANCIAL STATEMENTS..........................................................22
APPENDIX A...................................................................A-1

GENERAL INFORMATION



The Corporation is diversified, open-end, management investment company organized under the laws of the State of Maryland on July 25, 1991. The Equity Income Fund and the Small Cap Growth Fund are each a series of the Corporation and commenced operations on January 2, 1992 and October 22, 1991, respectively.

The Funds' Prospectuses discuss the investment objective of each Fund and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize and certain risks associated with such investments and strategies.



                         INVESTMENT STRATEGIES AND RISKS

EQUITY SECURITIES
Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk.



Gabelli Funds, LLC (the "Adviser") believes that opportunities for capital appreciation may be found in the preferred stock and convertible securities of companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Many convertible securities are not investment grade, that is, not rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investors Service, Inc. and not considered by the Adviser to be of similar quality. There is no minimum credit rating for these securities in which the Fund may invest. Preferred stocks and convertible securities have many of the same characteristics and risks as nonconvertible debt securities described below.



NONCONVERTIBLE DEBT SECURITIES
Under normal market conditions, each Fund may invest up to 35% of its total assets in lower quality nonconvertible debt securities. These securities include preferred stocks, bonds, debentures, notes, asset- and mortgage- backed securities and money market instruments such as commercial paper and bankers' acceptances. There is no minimum credit rating for these securities in which the Funds may invest. Accordingly, the Funds could invest in securities in default although the Funds will not invest more than 5% of its assets in such securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities.

Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P")
respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Funds will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect each Fund's net asset value. In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.



From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the "Code"), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.



The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Funds' portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Corporation's Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.



SECURITIES SUBJECT TO REORGANIZATION
Subject to each Fund's policy of investing at least 65% of its total assets in income producing equity securities (Equity Income Fund) or small company equity securities (Small Cap Growth Fund), each Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer of proposal is in process. In making the investments each Fund will not violate any of its investment restrictions (see below, "Investment Restrictions") including the requirement that, (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer and (b) it will not invest more than 25% of its total assets in any one industry. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Funds thereby increasing their brokerage and other transaction expenses (see "Dividends, Distributions and "Taxes" in this SAI).

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES
Prepayments of principal may be made at any time on the obligations underlying asset- and mortgage- backed securities and are passed on to the holders of the asset- and mortgage- backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce, and slower than expected prepayments will increase, yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

FOREIGN SECURITIES
Each Fund may invest up to 35% of its total assets in the securities of non-U.S. issuers. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates (which the Funds will not seek to hedge), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Funds' performance.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Funds or the investor.

HEDGING TRANSACTIONS

OPTIONS. Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of the Fund's portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price.

If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when a Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on a Fund the credit risk that the counterparty will fail to honor its obligations. Each Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission ("CFTC") each Fund is limited to an investment not in excess of 5% of its total assets.

FUTURES CONTRACTS. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of each Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

CURRENCY TRANSACTIONS. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with
                                       5
profit or loss determined by the relative prices between the opening and offsetting positions. Each Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security a Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. Each Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.



UNSEASONED COMPANIES. The Small Cap Growth Fund may invest in securities of unseasoned companies. In view of the limited liquidity, more speculative prospects and price volatility, the Fund will not invest more than 10% its of assets (at the time of purchase) in securities of companies (including predecessors) that have operated less than three years.



OTHER INVESTMENT COMPANIES
The Small Cap Growth Fund may invest up to 10% of its total assets in other investment companies (not more than 5% of its total assets may be invested in any one investment company and it may not invest in more that 3% of the voting securities of any one investment company).

WARRANTS AND RIGHTS
Each Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS
Each Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Funds prior to the settlement date. Each Fund will segregate with its Custodian (as hereinafter defined) cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

SHORT SALES
Each Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. Each Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Funds may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Funds own or have the immediate and unconditional right to acquire at no additional cost the identical security.

RESTRICTED AND ILLIQUID SECURITIES
Each Fund may invest up to 15% of its net assets in securities the markets for which are illiquid. Illiquid securities include most of the securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("SEC") may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity.

REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by a Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Funds may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked-to-market daily. Such agreements permit a Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Funds will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES
To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

BORROWING
The Funds may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund's assets after giving effect to the borrowing. The Funds will not make additional investments when borrowings exceed 5% of assets. The Funds may mortgage, pledge or hypothecate assets to secure such borrowings.

TEMPORARY DEFENSIVE INVESTMENTS
For temporary  defensive  purposes each Fund may invest up to 100% of its assets
in  nonconvertible   fixed  income  securities  or  high  quality  money  market instruments.

PORTFOLIO TURNOVER

The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. Each Fund's portfolio turnover is expected to be less than 100%.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).



Portfolio turnover may vary from year to year, as well as within a year. For the fiscal years ended September 30, 2000, 1999 and 1998, the turnover rates were 33%, 39% and 35%, respectively, in the case of the Equity Income Fund, and 47%, 24% and 20%, respectively, in the case of the Small Cap Growth Fund.

                             INVESTMENT RESTRICTIONS

Each Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the Funds' shareholders defined in the Investment Company Act of 1940, as amended (the "Act") as the lesser (1) 67% of the Funds' shares present at a meeting if the holders of more than 50% of the outstanding shares are represented in person or by proxy, or (2) more than 50% of the Funds' outstanding shares. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy. Under such restrictions, each Fund may not:


     (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof;

     (2) invest 25% or more of the value of its total assets in any one industry;

     (3) issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33-1/3% of its total (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that a Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. A Fund's obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

     (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

     (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

     (6) invest for the purpose of exercising control over management of any company;

     (7) purchase   real  estate  or  interests   therein,   including   limited
         partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities and similar instruments; or

     (8) purchase or sell commodities or commodity contracts except for hedging purposes or invest in any oil, gas or mineral interests.

                             DIRECTORS AND OFFICERS



Under Maryland law, the Funds' Board of Directors is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Board also elects the Funds' officers who conduct the daily business of the Funds. The Directors and executive officers of the Corporation, their ages and their principal business occupations during the last five years, and their affiliations, if any with the Adviser, are listed below. Unless otherwise specified, the address of each such person is One Corporate Center, Rye, New York 10580-1434. Directors deemed to be "interested persons" of the Fund for purposes of the Act are indicated by an asterisk.



----------------------------------------------------------------------------------------------------------------------

 NAME, ADDRESS, AGE AND POSITION(S) WITH             PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS; AFFILIATIONS
              THE FUNDS                                                 AFFILIATIONS WITH THE ADVISER
----------------------------------------------------------------------------------------------------------------------
Mario J. Gabelli*                                    Chairman of the Board and Chief Investment
President, Director and Chief Investment             Officer of Gabelli Asset Management Inc. and Chief Investment
Officer                                              Officer of Gabelli Funds,  LLC and GAMCO Investors,
Age: 58                                              Inc.;  Chairman of the Board and Chief Executive Officer
                                                     of Lynch Corporation (diversified  manufacturing and
                                                     communications services company) and Lynch
                                                     Interactive Corporation (multimedia   and  services
                                                     company); Director of Spinnaker Industries, Inc.
                                                     (manufacturing company); Director  or  Trustee of 17
                                                     other mutual funds  advised by Gabelli  Funds, LLC and
                                                     its affiliates.
-------------------
 * "Interested person" of the Fund, as defined in the 1940 Act.  Mr. Gabelli is an affiliated person of the Manager.


----------------------------------------------------------------------------------------------------------------------
Felix J. Christiana                                  Former Senior Vice President of Dollar Dry Dock Savings Bank;
Director                                             Director or Trustee of 10 other mutual funds advised by
Age: 76                                              Gabelli Funds, LLC and its affiliates.

----------------------------------------------------------------------------------------------------------------------
Anthony J. Colavita                                  President and Attorney at Law in the law firm of Anthony J.
Director                                             Colavita, P.C. since 1961; Director or Trustee of 18 other
Age: 65                                              mutual funds advised by Gabelli Funds, LLC and its
                                                     affiliates.

----------------------------------------------------------------------------------------------------------------------
Vincent D. Enright                                   Former Senior Vice  President and Chief  Financial  Officer of
Director                                             KeySpan  Energy  Corporation;  Director  or Trustee of 7 other
Age: 57                                              mutual funds advised by Gabelli Funds, LLC and its affiliates.

----------------------------------------------------------------------------------------------------------------------
John D. Gabelli*                                     Senior Vice President of Gabelli & Company, Inc.; Director of
Director                                             Gabelli Advisers, Inc.; Director or Trustee of 5 other mutual
Age: 57                                              funds advised by Gabelli Funds, LLC and its affiliates.

----------------------------------------------------------------------------------------------------------------------
Robert J. Morrissey                                  Partner in the law firm of Morrissey & Hawkins;  Director of 2
Director                                             other  mutual  funds  advised  by Gabelli  Funds,  LLC and its
Age: 61                                              affiliates.


----------------------------------------------------------------------------------------------------------------------
Karl Otto Pohl+                                      Member of the  Shareholder  Committee of Sal  Oppenheim  Jr. &
Director                                             Cie  (private  investment  bank);  Director  of Gabelli  Asset
Age: 71                                              Management  Inc.   (investment   management),   Zurich  Allied
                                                     (insurance),  and  TrizecHahn  Corp.  (real  estate  company);
                                                     Former   President  of  the Deutsche   Bundesbank   and Chairman
                                                     of  its  Central Bank Council (1980 - 1991); and  Director or
                                                     Trustee of 18   other   mutual   funds advised by  Gabelli  Funds,
                                                     LLC and its affiliates.

----------------------------------------------------------------------------------------------------------------------
Anthony R. Pustorino                                 Certified  Public  Accountant;  Professor of Accounting,  Pace
Director                                             University since 1965;  Director or Trustee of 11 other mutual
Age: 75                                              funds advised by Gabelli Funds, LLC and its affiliates.


----------------------------------------------------------------------------------------------------------------------
Anthonie C. van Ekris                                Managing Director of Balmac  International,  Ltd.; Director of
Director                                             Spinnaker   Industries,   Inc.  and  Stahel   Mardmeyer  A.Z.;
Age: 66                                              Director  or  Trustee  of 10 other  mutual  funds  advised  by
                                                     Gabelli Funds,  LLC and its affiliates.

----------------------------------------------------------------------------------------------------------------------
James E. McKee                                       Vice  President,  General  Counsel  and  Secretary  of Gabelli
Secretary                                            Asset  Management  Inc. since 1999 and GAMCO  Investors,  Inc.
Age: 37                                              since 1993;  Secretary of all mutual funds  managed by Gabelli
                                                     Funds, LLC and Gabelli Advisers, Inc.

----------------------------------------------------------------------------------------------------------------------
Bruce N. Alpert                                      Executive Vice President and Chief Operating Officer of
Vice President and Treasurer                         Gabelli Funds, LLC since 1988; President and Director of
Age: 49                                              Gabelli Advisers, Inc. and an officer of all mutual funds
                                                     managed by Gabelli Funds, LLC and its affiliates.

----------------------------------------------------------------------------------------------------------------------

---------------

* "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is an affiliated person of the Manager.

+ Mr. Pohl is a director of the parent company of the Adviser.

     The Company, its investment adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Company.

     Each Fund pays each Director who is not an employee of the Adviser or an affiliated company an annual fee of $6,000 and $1,000 for each regular meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Each Fund pays each Director serving as a member of the Audit, Proxy and Nominating Committees a fee of $250 per meeting when assets under management by the Corporation are below $100 million and $500 per meeting when assets under management by the Corporation are above $100 million. For the fiscal year ended September 30, 2000 such fees paid totaled $13,770 and $52,230 for the Equity Income Fund and the Small Cap Growth Fund, respectively. Directors and officers of the Funds who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation. Messrs. Mario J. Gabelli and John D. Gabelli are brothers.

     The following table sets forth certain information regarding the compensation of the Corporation's directors. Except as disclosed below, no principal officer or person affiliated with the Funds received compensation from either Fund for the fiscal year ended September 30, 2000 in excess of $60,000.

                               COMPENSATION TABLE

                             Aggregate Compensation
                                 from Registrant
                                  (Fiscal Year)

-----------------------------------------------------------------------------------------------------

                                                                                 Total Compensation
                                                                                From Registrant and
              Name of Person,                          Equity Series             Fund Complex Paid
                 Position                                  Funds                  To Directors for
                                                                                   calendar year*
-----------------------------------------------------------------------------------------------------
Mario J. Gabelli
   President, Director and
   Chief Investment Officer                             $____0____                    $____0___ (18)
-----------------------------------------------------------------------------------------------------
Felix J. Christiana                                     $_12,000__
   Director                                                                          $_107,000_ (11)
-----------------------------------------------------------------------------------------------------
Anthony J. Colavita                                     $_11,000 _
   Director                                                                          $_129,967_ (19)
-----------------------------------------------------------------------------------------------------
Vincent D. Enright                                       $_11,000_
   Director                                                                          $__43, 500_ (8)
-----------------------------------------------------------------------------------------------------
John D. Gabelli                                          $___0____
   Director                                                                             $___0___ (6)
-----------------------------------------------------------------------------------------------------
Robert J. Morrissey                                     $__10,000_
   Director                                                                            $_31,117_ (3)
-----------------------------------------------------------------------------------------------------
Anthony R. Pustorino                                    $__11,000_
   Director                                                                           $122,000  (12)
-----------------------------------------------------------------------------------------------------
Anthonie C. van Ekris                                    $_11,000_
   Director                                                                           $_63,000_ (11)
-----------------------------------------------------------------------------------------------------
Karl Otto Pohl
   Director                                              $___0___                      $__0____ (19)
-----------------------------------------------------------------------------------------------------



----------------

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2000 (and, with respect to the Funds, estimated to be paid during a full calendar year). The parenthetical number represents the number of investment companies (including each Fund) from which such person receives compensation that are considered part of the same fund complex as the Funds, because, among other things, they have a common investment adviser.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS



     The following persons were known to own of record 5% or more of the outstanding voting securities of the indicated Funds as of January 22, 2001:

         NAME AND ADDRESS OF HOLDER OF RECORD                 PERCENTAGE OF FUND

                                       SMALL CAP GROWTH FUND

              Charles Schwab & Co., Inc.                            19.03%
              101 Montgomery Street
              San Francisco, CA 94104

                                        EQUITY INCOME FUND

              Charles Schwab & Co., Inc.                            15.64%
              101 Montgomery Street
              San Francisco, CA 94104

As of January 22, 2001, the Officers and Directors of the Funds, as a group, owned 1.38% of Small Cap Growth Fund. The Officers and Directors of the Funds, as a group, owned less than 1% of Equity Income Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER
The Adviser is a New York limited liability company which also serves as Adviser to 16 other open-end investment companies, and 4 closed-end investment companies with aggregate assets in excess of $10.9 billion as of December 31, 2000. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest of the parent company of the Adviser. GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had aggregate assets in excess of $10.1 billion under its management as of December 31, 2000. Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $446 million as of December 31, 2000; Gabelli Securities, Inc. acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $437 million as of December 31, 2000; and Gabelli Fixed Income, LLC acts as investment adviser for the Treasurer's Fund, Inc. and separate accounts having assets under management of approximately $1.6 billion as of December 31, 2000.



Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the account of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their respective investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differ from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.



Pursuant to each investment advisory contract ("Investment Advisory Contract") which was initially approved by each Fund's sole shareholder on December 9, 1991 for the Equity Income Fund and October 2, 1991 for the Small Cap Growth Fund, the Adviser furnishes a continuous investment program for each Fund's portfolio, makes the day-to-day investment decisions for each Fund, arranges the portfolio transactions for each Fund and generally manages each Fund's investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board of Directors of the Corporation. For the services it provides, the Adviser is paid by each Fund an annual fee based on the value of the Fund's average daily net assets of 1.00%.

                                  Advisory Fees

                         For the Year Ended September 30

                                          2000           1999           1998
Equity Income Fund                    $864,523       $865,741       $823,207
Small Cap Growth Fund               $3,359,667     $3,024,908     $3,223,995

Under each Investment Advisory Contract, the Adviser also (1) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (2) oversees the performance of administrative and professional services provided to the Fund by others, including the Fund's Custodian, Transfer Agent and Dividend Disbursing Agent, as well as legal, accounting, auditing and other services performed for the Fund; (3) provides the Fund, if requested, with adequate office space and facilities: (4) prepares, but does not pay for, periodic updating of the Fund's registration statement, Prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC; (5)
supervises the calculation of the net asset value of shares of the Fund; (6) prepares, but does not pay for, all filings under state "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (7) prepares notices and agendas for meetings of the Corporation's Board of Directors and minutes of such meetings in all matters required by the Investment Company Act of 1940 to be acted upon by the Board.



The Investment Advisory Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Funds or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Contract provides that each Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Investment Advisory Contract in no way restricts the Adviser from acting as adviser to others. The Funds have agreed by the terms of the Investment Advisory Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Funds have further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Funds will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

The Investment Advisory Contract is terminable without penalty by the Corporation on not more than sixty days' written notice when authorized by the Directors of the Corporation, by the holders of a majority, as defined in the Act, of the outstanding shares of the Corporation, or by the Adviser. The Investment Advisory Contract will automatically terminate in the event of its assignment, as defined in the Act and rules thereunder except to the extent otherwise provided by order of the Commission or any rule under the Act and except to the extent the Act no longer provides for automatic termination, in which case the approval of a majority of the disinterested directors is required for any "assignment." Each Investment Advisory Contract provides in effect, that unless terminated it will remain in effect from year to year so long as continuance of the Investment Advisory Contract is approved annually by the Directors of the Corporation, or the shareholders of the Fund and in either case, by a majority vote of the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Investment Advisory Contract.



THE SUB-ADMINISTRATOR
The Adviser has entered into a Sub-Administration Contract with PFPC Inc. (the "Sub-Administrator"), a majority-owned subsidiary of PNC Bank Corp., 3200 Horizon Drive, King of Prussia, PA 19406, pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund operations but which do not concern the investment advisory and portfolio management services provided by the Adviser. For such services and the related expenses borne by the Sub-Administrator, the Adviser pays the Sub-Administrator on the first business day of each month a fee for the previous month at the following rates: .0275% on aggregate net assets under administration of $0-$10 billion, .0125% on aggregate net assets under administration of $10-$15 billion and .0100% on aggregate net assets under administration over $15 billion, which together with the services rendered, is subject to re-negotiation if net assets under administration exceed $20 billion.



CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 is the Custodian for each Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street, performs the shareholder services on behalf of State Street and is located at The BFDS Building, 66 Brooks Drive, Braintree, MA 02184 and act as each Fund's Transfer Agent and Dividend Disbursing Agent. Neither BFDS or State Street assists in or is responsible for investment decisions involving assets of the Funds.

COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Corporation's legal counsel.

INDEPENDENT AUDITORS
Ernst & Young LLP has been appointed independent auditors for the Funds, and is located at 787 Seventh Ave., New York, NY 10019.

DISTRIBUTOR
To implement the Fund's 12b-1 Plan, each Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect majority owned subsidiary of GAMI, having principal offices located at One Corporate Center, Rye, New York 10580-1434. The Distributor acts as agent of the Funds for the continuous offering of its shares on a best efforts basis.

                                DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution (a "Plan") pursuant to Rule 12b-1 under the Act on behalf of each Fund's Class AAA Shares, Class A Shares, Class B Shares and the Class C Shares. Payments may be made by each Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares in the class to which such Plan relates as determined by the Board of Directors. Such activities that typically include advertising; compensation for sales and sales marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plans are not solely dependent on distribution expenses actually incurred by the Distributor.



Each Plan has been implemented by written agreements between each Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plans is regulated by Rule 12b-1 under the Act which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses for which payments are made, that the Board of Directors approves all agreements implementing the Plans and that the Plans may be continued from year to year only if the Board of Directors concludes, at least annually, that continuation of the Plans is likely to benefit shareholders. To the extent any of these payments are based on allocations by the Distributor, the Funds may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Any such allocations would be subject to approval by the Funds' non-interested Directors and would be based on such factors as the net assets of each Fund, the number of shareholder inquiries and similar pertinent criteria. For the fiscal year ended September 30, 2000, the Equity Income Fund and Small Cap Growth Fund incurred distribution costs of $839,913 and $216,131, respectively, or 0.25% of average net assets under the Plans. Such payments funded expenditures for the Equity Income Fund and Small Cap Growth Fund, respectively, of approximately: $3,100 and $5,900 for advertising, $24,200 and $43,500 for printing, postage and stationary, $62,900 and $370,500 for overhead support expenses and $33,200 and $89,500 for salaries of personnel of the Distributor. The Plan compensates the Distributor regardless of its expense. Long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers

No independent Director had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by the Gabelli companies may be deemed to have an indirect financial interest.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Investment Advisory Contract the Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

The Adviser currently serves as Adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts and adviser to other investment companies. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Funds and others whose assets they manage in such manner as it deems equitable. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Funds or the Adviser of the type described in Section 28(e) of the Exchange Act of 1934. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale: statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

Research services furnished by broker or dealers through which the Funds effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $2,016 for Equity Income Fund and $18,388 for Small Cap Growth Fund, respectively, on portfolio transactions in the principal amount of $11,738,018 and $1,765,817 for Equity Income Fund and Small Cap Growth Fund, respectively, during 2000. The average commission on these transactions were $0.0037 and $
0.0109 per share for Equity Income Fund and Small Cap Growth Fund, respectively.

The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company, Inc. ("Gabelli"), a broker-dealer member of the National Association of Securities Dealers, Inc. and an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of the Funds and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for the Funds. The Funds paid the following brokerage commissions for the year ended September 30, 2000 as indicated:

EQUITY INCOME


                                                                      FISCAL YEAR ENDED
                                                                        SEPTEMBER 30,         COMMISSIONS PAID
                                                                      -----------------       ----------------
Total Brokerage Commissions                                                1998                   $ 56,039
                                                                           1999                   $ 64,070
                                                                           2000                   $ 62,026

Commissions paid to Gabelli & Company                                      1998                   $ 25,202
                                                                           1999                   $ 45,848
                                                                           2000                   $ 51,451

% of Total Brokerage Commissions paid to Gabelli & Company                 2000                     82.95%


% of Aggregate Dollar Amount of Transactions                               2000                     94.52%
involving Commissions paid to Gabelli & Company


SMALL CAP GROWTH

                                                                      FISCAL YEAR ENDED
                                                                        SEPTEMBER 30,         COMMISSIONS PAID
                                                                      -----------------       ----------------

Total Brokerage Commissions                                                1998                  $ 334,485
                                                                           1999                  $ 179,690
                                                                           2000                  $ 457,393

Commissions paid to Gabelli & Company                                      1998                  $ 148,784
                                                                           1999                  $ 107,740
                                                                           2000                  $ 421,012
% of Total Brokerage Commissions paid to Gabelli & Company                 2000                     92.05%


% of Aggregate Dollar Amount of Transactions                               2000                     93.88%
involving Commissions paid to Gabelli & Company


As required by Rule 17e-1 under the Act, the Board of Directors has adopted "Procedures" which provide that the commissions paid to Gabelli on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Board, including its independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of the Funds by a clearing house member firm which remits the commission less its clearing charges to Gabelli. Gabelli may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

                              REDEMPTION OF SHARES

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

OTHER INVESTORS

No minimum initial investment is required for officers, directors or full-time employees of the Fund, other investment companies managed by the Adviser, the Adviser, the Administrator, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, sibling's spouse and a sibling's children.

If the Board of Directors should determine that it would be detrimental to the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Under such circumstances, shareholders of the Fund receiving distributions in kind of securities will incur brokerage commissions when they dispose of the securities.



                        DETERMINATION OF NET ASSET VALUE

Net asset value ("NAV") is calculated separately for each class of each Fund. The NAV of Class B Shares and Class C Shares of each Fund will generally be lower than the NAV of Class A Shares or Class AAA Shares as a result of the larger distribution-related fee to which Class B Shares and Class C Shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining each Fund's NAV per share, readily marketable portfolio securities listed on a market subject to governmental regulation on which trades are reported contemporaneously are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the principal market for such security on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on the principal market for such security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. The Fund may obtain such valuations on the basis of prices provided by a pricing service approved by the Board of Directors.

All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a dealer maintaining an active market in such security. [All other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices (if there were no asked prices quoted on that day, the security is valued at the closing bid price).]

Short-term debt instruments having 60 days or less remaining until maturity are stated at amortized cost. Short-term debt instruments having a greater remaining maturity will be valued at the latest bid price obtainable from a pricing service until the maturity of the instrument is 60 days or less when it will be valued as if purchased at the valuation established as of the 61st day of its maturity. Debt securities which are actively traded on a securities exchange may also be valued at the [mean between latest bid and asked prices quoted on such day.] All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES

GENERAL
Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to Federal income tax on its net investment income and net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its shareholders.

Each Fund will determine either to distribute, or to retain for reinvestment, all or part of any net long-term capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gain its share of undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

A distribution will be treated as paid during any calendar year if it is declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31, (unless an election is made by a fund with a November or December year-end to use the fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed.

Gains or losses on the sales of securities by the Funds will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Funds at the end of each taxable year (and, generally, for purposes of the 4% excise tax), are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by the Funds may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The Funds may make one or more of the elections available under the Code which are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character and timing of gains, losses or deductions from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts and options on futures contracts.

DISTRIBUTIONS
Distributions of investment company taxable income (which includes taxable interest income and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in additional Fund shares. Dividends paid by a Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gain (which consist of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

SALES OF SHARES
Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months (10% if the taxpayer is, and would be after accounting for such gains, subject to the 15% tax bracket for ordinary income). Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a "reinvestment right") and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder's gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

BACKUP WITHHOLDING
The Corporation may be required to withhold Federal income tax at a rate of 31% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

FOREIGN WITHHOLDING TAXES
Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known. Because each Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Funds will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Funds.

CORPORATE MATTERS
The Corporation reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation's Certificate of Incorporation.

Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

                       INVESTMENT PERFORMANCE INFORMATION

PERFORMANCE INFORMATION
Each Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one, five and ten year periods (if applicable) and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Quotations of "yield" will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period, with the remainder being divided by the maximum offering price per share on the last day of the period. Each Fund may also furnish total return and yield calculations for other periods based on investments at various sales charge levels or net asset values.

The Funds may furnish data about their investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one year period and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. The Funds may also furnish total return calculations for these and other periods, based on investments at various sales charge levels or net asset value.

Quotations of yield will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b + 1) 6 - 1]
                                       --
                                       cd

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.

Quotations of total return will reflect only the performance of a hypothetical investment in a Fund during the particular time period shown. A Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of the Funds' portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to change in the value of the Funds' shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning the Funds. These sources include:
LIPPER ANALYTICAL SERVICES, WEISENBERGER INVESTMENT COMPANY SERVICE, BARRON'S, BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, MONEY, PERSONAL INVESTOR, SYLVIA PORTER'S PERSONAL FINANCE, BANK RATE MONITOR, MORNINGSTAR AND THE WALL STREET JOURNAL.

In connection with communicating its yield or total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Quotations of the Funds' total return will represent the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund), and are calculated pursuant to the following formula:

                                  P(1+T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). Total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed.



                         Total Return - Class AAA Shares
                     for the period ended September 30, 2000

                                                                                    Small Cap       Equity Income
                                                                                   Growth Fund*         Fund*
                                                                                 ----------------- ----------------

Cumulative Total Return (since commencement of  operations of the Fund)               323.60%           228.40%
Average Annual Total Return                                                             17.5%            14.55%
(since commencement of operations of the Fund)
Average Annual Total Return (5 years)                                                  14.52%            15.89%
Average Annual Total Return (12 months)                                                21.00%             8.41%

*    Commencement  of  operations  for the Small Cap Growth  Fund and the Equity
     Income   Fund  took  place  on  October  22,  1991  and  January  2,  1992, respectively.

Class A, Class B and Class C shares of the Funds were not yet offered to the public during the fiscal year ended September 30, 2000.



              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

Each Fund is a series of Gabelli Equity Series Funds, Inc., which was incorporated in Maryland on July 25, 1991. The authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund's shares to replace its Directors. The Corporation's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio. The Board currently has authorized the division of the unissued shares into two series each having a separate portfolio. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, liquidation (see "Redemption of Shares") and voting rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

The Fund sends semi-annual and annual reports to all of its shareholders which include a list of portfolio securities. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.



SHAREHOLDER APPROVAL
Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the Act requires the affirmative vote of at least a majority, as defined by the Act, of the outstanding voting securities of a Fund or the Corporation at a meeting called for the purpose of considering such approval.



INFORMATION FOR SHAREHOLDERS
All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1434. For assistance, call 1-800-GABELLI (1-800-422-3554) or through the internet at http://www.gabelli.com.

                              FINANCIAL STATEMENTS

Each Fund's Financial Statements for the year ended September 30, 2000, including the Report of Ernst & Young LLP, independent auditors, is incorporated herein by reference to each Fund's Annual Report. Each Fund's Annual Report is available upon request and without charge by calling the number printed above. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

                                   APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE BOND RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P's") CORPORATE DEBT RATINGS

AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong. AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S PREFERRED STOCK RATINGS

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                            PART C: OTHER INFORMATION

Item 23.          EXHIBITS



         (a)(1) Articles of Incorporation of the Registrant are incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement as filed with the SEC via EDGAR on January 28, 1998 ("Post-Effective Amendment No. 7").

         (a)(2) Articles of Amendment are incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement as filed with the SEC via EDGAR on January 31, 2000 ("Post-Effective Amendment No. 10").

         (a)(3)   Articles  Supplementary,  with  respect to the  Equity  Income
                  Fund,  are   incorporated   by  reference  to   Post-Effective
                  Amendment No. 10.

         (a)(4)   Articles  Supplementary,  with respect to the Small Cap Growth
                  Fund,  are   incorporated   by  reference  to   Post-Effective
                  Amendment No. 10.

         (b)      Registrant's   By-laws  are   incorporated   by  reference  to
                  Post-Effective Amendment No. 7.


         (c)      Not Applicable.


         (d)(1) Investment Advisory Agreement with Gabelli Funds, Inc., with respect to the Small Cap Growth Fund, is filed herewith.

         (d)(2) Investment Advisory Agreement with Gabelli Funds, Inc., with respect to the Equity Income Fund, is filed herewith.

         (d)(3) Amendment No. 1 to the Investment Advisory Agreement, with respect to the Small Cap Growth Fund, is filed herewith.

         (d)(4) Amendment No. 1 to the Investment Advisory Agreement, with respect to the Equity Income Fund, is filed herewith.

         (e)(1) Distribution Agreement, with respect to The Gabelli Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 7.

         (e)(2) Distribution Agreement, with respect to The Gabelli Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 7.

         (e)(3) Amended and Restated Distribution Agreement, with respect to The Gabelli Equity Income Fund, is incorporated by reference to Post Effective Amendment No. 10.

         (e)(4)   Amended and Restated Distribution  Agreement,  with respect to
                  The  Gabelli  Small  Cap  Growth  Fund,  is   incorporated  by
                  reference to Post-Effective Amendment No. 10.


         (f)      Not Applicable.


         (g)      Custody    Agreement   is   incorporated   by   reference   to
                  Post-Effective Amendment No. 7.

         (h) Transfer Agency Agreement is incorporated by reference to Post-Effective Amendment No. 7.


         (i)      Opinion  of   Counsel  is   incorporated   by   reference   to
                  Post-Effective Amendment No. 10.

         (j)(1)   Consent of Independent Accountants is filed herewith.

         (j)(2)   Powers  of  Attorney  of the  Directors  are  incorporated  by reference to Post-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on August 31, 1992.

         (k)      Not Applicable.

         (l)(1)   Agreement  with  initial   shareholder  is   incorporated   by
                  reference to Pre-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on September 20, 1991.



         (l)(2)   Purchase  Agreement,  with  respect  to Class A Shares  of The
                  Equity   Income  Fund,   is   incorporated   by  reference  to
                  Post-Effective Amendment No. 10.

         (l)(3)   Purchase  Agreement,  with  respect  to Class B Shares  of The
                  Equity   Income  Fund,   is   incorporated   by  reference  to
                  Post-Effective Amendment No. 10.

         (l)(4)   Purchase  Agreement,  with  respect  to Class C Shares  of The
                  Equity   Income  Fund,   is   incorporated   by  reference  to
                  Post-Effective Amendment No. 10.

         (l)(5) Purchase Agreement, with respect to Class A Shares of The Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

         (l)(6) Purchase Agreement, with respect to Class B Shares of The Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

         (l)(7) Purchase Agreement, with respect to Class C Shares of The Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

         (m)(1) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, with respect to Class AAA Series Shares of The Gabelli Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 10.

         (m)(2) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, with respect to Class AAA Series Shares of The Gabelli Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

         (m)(3) Plan of Distribution pursuant to Rule 12b-1, with respect to Class A Series Shares of The Gabelli Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 10.

         (m)(4) Plan of Distribution pursuant to Rule 12b-1, with respect to Class B Series Shares of The Gabelli Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 10.

         (m)(5) Plan of Distribution pursuant to Rule 12b-1, with respect to Class C Series Shares of The Gabelli Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 10.

         (m)(6) Plan of Distribution pursuant to Rule 12b-1, with respect to Class A Series Shares of The Gabelli Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

         (m)(7) Plan of Distribution pursuant to Rule 12b-1, with respect to Class B Series Shares of The Gabelli Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

         (m)(8) Plan of Distribution pursuant to Rule 12b-1, with respect to Class C Series Shares of The Gabelli Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.

         (n)(1)   Amended and Restated Rule 18f-3 Multi-Class Plan, with respect
                  to  The  Gabelli  Equity  Income  Fund,  is   incorporated  by
                  reference to Post-Effective Amendment No. 10.

         (n)(2) Amended and Restated Rule 18f-3 Multi-Class Plan, with respect to The Gabelli Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.



         (o)      Not Applicable.


         (p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers, Inc. and Gabelli Fixed Income LLC is filed herewith.


Item 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.

Item 25.          INDEMNIFICATION

                  The basic effect of the respective indemnification provisions of the Registrant's By-Laws, the Investment Advisory Agreement with Gabelli Funds, LLC for The Gabelli Small Cap Growth Fund, the Investment Advisory Agreement with Gabelli Funds, LLC for The Gabelli Equity Income Fund and Section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant and Gabelli Funds, LLC to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in and the principal underwriter in connection with the successful defense of any action, suit or process proceeding) is asserted against the Registrant by such director, officer or controlling person or the distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

                  Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

                  The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 27.          PRINCIPAL UNDERWRITER



         (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Convertible Securities Fund, Inc., Gabelli Equity Series Funds, Inc., The Gabelli Equity Trust Inc., The Gabelli Global Multimedia Trust Inc., Gabelli Gold Fund, Inc, Gabelli Global Series Funds, Inc., The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli Mathers Fund, The Gabelli Money Market Funds, The Treasurer's Fund, Inc., The Gabelli Utilities Fund, The Gabelli Utility Trust, The Gabelli Value Fund, Inc. and The Gabelli Westwood Funds.


         (b) The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

         (c)      Not Applicable.

Item 28.          LOCATION OF ACCOUNTS AND RECORDS



                  All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the offices of Gabelli Funds, LLC, One Corporate Center, Rye, New York 10580-1434, PFPC Inc.,101 Federal Street, Boston, Massachusetts 02110, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy, Massachusetts, 02171.



Item 29.          MANAGEMENT SERVICES

                  Not Applicable.

Item 30.          UNDERTAKINGS

                  Not Applicable.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI EQUITY SERIES FUNDS, INC., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye and State of New York on the 31st day of January, 2001.

                                            GABELLI EQUITY SERIES FUNDS, INC.


                                            By: /s/Bruce N. Alpert
                                                ------------------------------
                                                Bruce N. Alpert
                                                Vice President and Treasurer

--------------------------------------------------------------------------------

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 11 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                            Title                              Date
---------                                            -----                              ----
                                                     President, Chief Investment
                                                     Officer and Director               January 31, 2001
-----------------------------
Mario J. Gabelli

/s/ Bruce N. Alpert                                  Vice President and Treasurer       January 31, 2001
-----------------------------
Bruce N. Alpert

John D. Gabelli*                                     Director                           January 31, 2001
------------------
John D. Gabelli

Felix J. Christiana*                                 Director                           January 31, 2001
-----------------------------
Felix J Christiana

Anthony J. Colavita*                                 Director                           January 31, 2001
-----------------------------
Anthony J. Colavita

Vincent D. Enright*                                  Director                           January 31, 2001
-----------------------------
Vincent D. Enright

Robert J. Morrissey*                                 Director                           January 31, 2001
-----------------------------
Robert J. Morrissey

Karl Otto Pohl*                                      Director                           January 31, 2001
-----------------------------
Karl Otto Pohl

Anthony R. Pustorino*                                Director                           January 31, 2001
-----------------------------
Anthony R. Pustorino

Anthonie C. van Ekris*                               Director                           January 31, 2001
-----------------------------
Anthonie C. van Ekris

*By:/s/Bruce N. Alpert
    --------------------------------
         Bruce N. Alpert
         Attorney-in-fact



                                  EXHIBIT INDEX
                                  -------------
EXHIBIT NO.                                  DESCRIPTION OF EXHIBIT
----------                                   ----------------------


(d)(1) Investment Advisory Agreement, with Gabelli Funds, Inc., with respect to the Small Cap Growth Fund.

(d)(2) Investment Advisory Agreement, with Gabelli Funds, Inc., with respect to the Equity Income Fund.

(d)(3) Amendment No. 1 to the Investment Advisory Agreement with respect to the Small Cap Growth Fund.

(d)(4) Amendment No. 1 to the Investment Advisory Agreement with respect to the Equity Income Fund.

(j)(1)         Consent of Independent Accountants.

(p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc. Gabelli Advisers, Inc. and Gabelli Fixed Income LLC.

                                                               EXHIBIT        D1

                          INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT, DATED 10/1/1991, between Gabelli Equity Series Funds, Inc. (the "Company"), a Maryland corporation, and Gabelli Funds, Inc. (the "Adviser"), a Delaware Corporation.

     In consideration of the mutual promises and agreements herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, it is agreed by and between the parties hereto as follows:

     1. IN GENERAL

     The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Company with respect to the investment of the assets of the Trust allocated to the Gabelli Small Cap Growth Fund Stock (the "Fund") and to supervise and arrange the purchase and sale of assets held in the investment portfolio of the Fund.

     2. DUTIES AND OBLIGATIONS OF THE ADVISER WITH RESPECT TO INVESTMENTS OF ASSETS OF THE FUND

     (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Company's Board of Directors, the Adviser shall
(i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund and (iii) oversee the administration of all aspects of the Fund's business and affairs and provide, or arrange for others whom it believes to be competent to provide, certain services as specified in subparagraph (b) below. Nothing contained herein shall be construed to restrict the Company's right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Fund's shares.

     (b) The specific services to be provided or arranged for by the Adviser for the Fund are (i) maintaining the Fund's books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund's custodian, transfer agent and dividend disbursing agent; (ii) transmitting purchase and redemption orders for Fund shares to the extent not transmitted by the Fund's distributor or others who purchase and redeem shares; (iii) initiating all money transfers to the Fund's custodian and from the Fund's custodian for the payment of the Fund's expenses, investments, dividends and share redemptions; (iv) reconciling account information and balances among the Fund's custodian, transfer agent, distributor, dividend disbursing agent and the Adviser; (v) providing the Fund, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Fund's needs; (vi) preparing, but not paying for, all reports by the Company, on behalf of the Fund, to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund's shares under federal and state law including periodic updating of the Company's registration statement and Prospectus (including its Statement of Additional Information); (vii) supervising the calculation of the net asset value of the Fund's shares; and (viii) preparing notices and agendas for meetings of the Fund's shareholders and the Company's Board of Directors as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Directors.

     (c) In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940 (the "Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Company, as such documents are amended from time to time; (iv) the investment objective, policies and restrictions applicable to the Fund as set forth in the Company's Registration Statement on Form N-lA and (v) any policies and determinations of the Board of Directors of the Company with respect to the Fund.

     (d) The Adviser will seek to provide qualified personnel to fulfill its duties hereunder and will bear all costs and expenses (including any overhead and personnel costs) incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Company who are affiliated persons (as defined in the Act) of the Adviser. If in any fiscal year the Fund's aggregate expenses (excluding interest, taxes, distribution expenses, brokerage commissions and extraordinary expenses) exceed the most restrictive expense limitation imposed by the securities law of any state in which the shares of the Fund are registered or qualified for sale, the Adviser will reimburse the Company for the amount of such excess up to the amount of fees accrued for such fiscal year hereunder. The amount of such reimbursement shall be calculated monthly and an appropriate amount shall be held back or released to the Adviser each month so that the aggregate amount held back at any particular time shall equal the net amount of the reimbursement on a cumulative year-to-date basis. As of the end of the year the final amount of the total reimbursement shall be calculated and the appropriate amount released to the Fund or the Adviser or paid to the Fund by the Adviser. Subject to the foregoing, the Company shall be responsible for the payment of all the Fund's other expenses, including (i) payment of the fees payable to the Adviser under paragraph 4 hereof; (ii) organizational expenses; (iii) brokerage fees and commissions; (iv) taxes; (v) interest charges on borrowings; (vi) the cost of liability insurance or fidelity bond coverage for the Company officers and employees, and directors' and officers' errors and omissions insurance coverage;
(vii) legal, auditing and accounting fees and expenses; (viii) charges of the Fund's custodian, transfer agent and dividend disbursing agent; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Company is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Fund's prospectuses and statements of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities laws; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the Securities and Exchange Commission; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Company's directors, officers or employees who are not affiliated persons of the Adviser;
(xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Company; and (xvii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

     (e) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement; provided, however, that the foregoing shall not constitute a waiver of any rights which the Company may have which may not be waived under applicable law.

     (f) Nothing in this Agreement shall prevent the Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting.

     3. PORTFOLIO TRANSACTIONS

     In the course of the Adviser's execution of portfolio transactions for the Fund, it is agreed that the Adviser shall employ securities brokers and dealers which, in its judgment, will be able to satisfy the policy of the Fund to seek the best execution of its portfolio transactions at reasonable expenses. For purposes of this agreement, "best execution" shall mean prompt, efficient and reliable execution at the most favorable price obtainable. Under such conditions as may be specified by the Company's Board of Directors in the interest of its shareholders and to ensure compliance with applicable law and regulations, the Adviser may (a) place orders for the purchase or sale of the Fund's portfolio securities with its affiliate, Gabelli & Company, Inc.;

(b) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (c) consider sales by brokers (other than its affiliate distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for Fund portfolio transactions.

     4. COMPENSATION OF THE ADVISER

     (a) Subject to paragraph 2(b), the Company agrees to pay to the Adviser out of the Fund's assets and the Adviser agrees to accept as full compensation for all services rendered by or through the Adviser (other than any amounts payable to the Adviser pursuant to paragraph 4(b)) a fee computed and payable monthly in an amount equal on an annualized basis to 1.0% of the Fund's daily average net asset value. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

     (b) The Company will pay the Adviser separately for any costs and expenses incurred by the Adviser in connection with distribution of the Fund's shares in accordance with the terms (including proration or nonpayment as a result of allocations of payments) of a Plan of Distribution (the "Plan") adopted for the Fund pursuant to Rule 12b-l under the Act as such Plan may be in effect from time to time; provided, however, that no payments shall be due or paid to the Adviser hereunder unless and until this Agreement shall have been approved by Director Approval and Disinterested Director Approval (as such terms are defined in such Plan). The Company reserves the right to modify or terminate such Plan at any time as specified in the Plan and Rule 12b-l, and this subparagraph shall thereupon be modified or terminated to the same extent without further action of the parties. The persons authorized to direct the payment of the funds pursuant to this Agreement and the Plan shall provide to the Company's Board of Directors, and the Directors shall review, at least quarterly a written report of the amount so paid and the purposes for which such expenditures were made.

     (c) For purposes of this Agreement, the net asset of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the Company for calculating the net asset value of the Fund's shares.

     5. INDEMNITY.

     (a) The Company hereby agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees, and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "indemnitee) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Company and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Company or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Company and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Company and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Company. Notwithstanding the foregoing the Company shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Company cannot lawfully waive.

     (b) The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Company unless it is subsequently determined that he is entitled to such indemnification and if the directors of the Company determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Company shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of directors of the Company who are neither "interested persons" of the Company (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-party Directors of the Company, or
(ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

     The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

     6. DURATION AND TERMINATION

     This Agreement shall become effective upon on the date hereof and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

     This Agreement may be terminated by the Adviser at any time without penalty upon giving the Company sixty days written notice (which notice may be waived by the Company) and may be terminated by the Company at any time without penalty upon giving the Adviser sixty days notice (which notice may be waived by the Adviser), provided that such termination by the Company shall be directed or approved by the vote of a majority of the Directors of the Company in office at the time or by the vote of the holders of a "majority of the voting securities" (as defined in the Act) of the Fund at the time outstanding and entitled to vote or, with respect to paragraph 4(b), by a majority of the Directors of the Company who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act and the rules thereunder.)

     7. NOTICES

     Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

     8. GOVERNING LAW

     This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein and in accordance with the applicable provisions of the Act.

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

         GABELLI EQUITY SERIES FUNDS, INC.


         By: /s/ Bruce Alpert

         ---------------------------------------
         Name: Bruce Alpert
         Title: Vice President and Treasurer

         GABELLI FUNDS, INC.

         By:  Illegible

         ---------------------------------------
         Name:
         Title:

                                                                      EXHIBIT D2

                          INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT, DATED 10/1/1991, between Gabelli Equity Series Funds, Inc. (the "Company"), a Maryland corporation, and Gabelli Funds, Inc. (the "Adviser"), a Delaware Corporation.

     In consideration of the mutual promises and agreements herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, it is agreed by and between the parties hereto as follows:

     1. IN GENERAL

     The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Company with respect to the investment of the assets of the Trust allocated to the Gabelli Equity Income Fund Stock (the "Fund") and to supervise and arrange the purchase and sale of assets held in the investment portfolio of the Fund.

     2. DUTIES AND OBLIGATIONS OF THE ADVISER WITH RESPECT TO INVESTMENTS OF ASSETS OF THE FUND

     (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Company's Board of Directors, the Adviser shall
(i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund and (iii) oversee the administration of all aspects of the Fund's business and affairs and provide, or arrange for others whom it believes to be competent to provide, certain services as specified in subparagraph (b) below. Nothing contained herein shall be construed to restrict the Company's right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Fund's shares.

         (b) The specific services to be provided or arranged for by the Adviser for the Fund are (i) maintaining the Fund's books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund's custodian, transfer agent and dividend disbursing agent; (ii) transmitting purchase and redemption orders for Fund shares to the extent not transmitted by the Fund's distributor or others who purchase and redeem shares; (iii) initiating all money transfers to the Fund's custodian and from the Fund's custodian for the payment of the Fund's expenses, investments, dividends and share redemptions; (iv) reconciling account information and balances among the Fund's custodian, transfer agent, distributor, dividend disbursing agent and the Adviser; (v) providing the Fund, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Fund's needs; (vi) preparing, but not paying for, all reports by the Company, on behalf of the Fund, to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund's shares under federal and state law including periodic updating of the Company's registration statement and Prospectus (including its Statement of Additional Information); (vii) supervising the calculation of the net asset value of the Fund's shares; and (viii) preparing notices and agendas for meetings of the Fund's shareholders and the Company's Board of Directors as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Directors.

         (c) In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940 (the "Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Company, as such documents are amended from time to time; (iv) the investment objective, policies and restrictions applicable to the Fund as set forth in the Company's Registration Statement on Form N-lA and (v) any policies and determinations of the Board of Directors of the Company with respect to the Fund.

     (d) The Adviser will seek to provide qualified personnel to fulfill its duties hereunder and will bear all costs and expenses (including any overhead and personnel costs) incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Company who are affiliated persons (as defined in the Act) of the Adviser. If in any fiscal year the Fund's aggregate expenses (excluding interest, taxes, distribution expenses, brokerage commissions and extraordinary expenses) exceed the most restrictive expense limitation imposed by the securities law of any state in which the shares of the Fund are registered or qualified for sale, the Adviser will reimburse the Company for the amount of such excess up to the amount of fees accrued for such fiscal year hereunder. The amount of such reimbursement shall be calculated monthly and an appropriate amount shall be held back or released to the Adviser each month so that the aggregate amount held back at any particular time shall equal the net amount of the reimbursement on a cumulative year-to-date basis. As of the end of the year the final amount of the total reimbursement shall be calculated and the appropriate amount released to the Fund or the Adviser or paid to the Fund by the Adviser. Subject to the foregoing, the Company shall be responsible for the payment of all the Fund's other expenses, including (i) payment of the fees payable to the Adviser under paragraph 4 hereof; (ii) organizational expenses; (iii) brokerage fees and commissions; (iv) taxes; (v) interest charges on borrowings; (vi) the cost of liability insurance or fidelity bond coverage for the Company officers and employees, and directors' and officers' errors and omissions insurance coverage;
(vii) legal, auditing and accounting fees and expenses; (viii) charges of the Fund's custodian, transfer agent and dividend disbursing agent; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Company is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Fund's prospectuses and statements of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities laws; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the Securities and Exchange Commission; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Company's directors, officers or employees who are not affiliated persons of the Adviser;
(xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Company; and (xvii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

     (e) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement; provided, however, that the foregoing shall not constitute a waiver of any rights which the Company may have which may not be waived under applicable law.

     (f) Nothing in this Agreement shall prevent the Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting.

     3. PORTFOLIO TRANSACTIONS

     In the course of the Adviser's execution of portfolio transactions for the Fund, it is agreed that the Adviser shall employ securities brokers and dealers which, in its judgment, will be able to satisfy the policy of the Fund to seek the best execution of its portfolio transactions at reasonable expenses. For purposes of this agreement, "best execution" shall mean prompt, efficient and reliable execution at the most favorable price obtainable. Under such conditions as may be specified by the Company's Board of Directors in the interest of its shareholders and to ensure compliance with applicable law and regulations, the Adviser may (a) place orders for the purchase or sale of the Fund's portfolio securities with its affiliate, Gabelli &

Company, Inc.; (b) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (c) consider sales by brokers (other than its affiliate distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for Fund portfolio transactions.

     4. COMPENSATION OF THE ADVISER

     (a) Subject to paragraph 2(b), the Company agrees to pay to the Adviser out of the Fund's assets and the Adviser agrees to accept as full compensation for all services rendered by or through the Adviser (other than any amounts payable to the Adviser pursuant to paragraph 4(b)) a fee computed and payable monthly in an amount equal on an annualized basis to 1.0% of the Fund's daily average net asset value. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

     (b) The Company will pay the Adviser separately for any costs and expenses incurred by the Adviser in connection with distribution of the Fund's shares in accordance with the terms (including proration or nonpayment as a result of allocations of payments) of a Plan of Distribution (the "Plan") adopted for the Fund pursuant to Rule 12b-l under the Act as such Plan may be in effect from time to time; provided, however, that no payments shall be due or paid to the Adviser hereunder unless and until this Agreement shall have been approved by Director Approval and Disinterested Director Approval (as such terms are defined in such Plan). The Company reserves the right to modify or terminate such Plan at any time as specified in the Plan and Rule 12b-l, and this subparagraph shall thereupon be modified or terminated to the same extent without further action of the parties. The persons authorized to direct the payment of the funds pursuant to this Agreement and the Plan shall provide to the Company's Board of Directors, and the Directors shall review, at least quarterly a written report of the amount so paid and the purposes for which such expenditures were made.

     (c) For purposes of this Agreement, the net asset of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the Company for calculating the net asset value of the Fund's shares.

     5. INDEMNITY.

     (a) The Company hereby agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees, and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "indemnitee) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Company and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Company or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Company and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Company and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Company. Notwithstanding the foregoing the Company shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Company cannot lawfully waive.

     (b) The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Company unless it is subsequently determined that he is entitled to such indemnification and if the directors of the Company determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Company shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of directors of the Company who are neither "interested persons" of the Company (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-party Directors of the Company, or
(ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

     The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

     6. DURATION AND TERMINATION

     This Agreement shall become effective upon on the date hereof and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

     This Agreement may be terminated by the Adviser at any time without penalty upon giving the Company sixty days written notice (which notice may be waived by the Company) and may be terminated by the Company at any time without penalty upon giving the Adviser sixty days notice (which notice may be waived by the Adviser), provided that such termination by the Company shall be directed or approved by the vote of a majority of the Directors of the Company in office at the time or by the vote of the holders of a "majority of the voting securities" (as defined in the Act) of the Fund at the time outstanding and entitled to vote or, with respect to paragraph 4(b), by a majority of the Directors of the Company who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act and the rules thereunder.)

     7. NOTICES

     Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

     8. GOVERNING LAW

     This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein and in accordance with the applicable provisions of the Act.

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

         GABELLI EQUITY SERIES FUNDS, INC.


         By: /s/ Bruce Alpert

         ---------------------------------------
         Name: Bruce Alpert
         Title: Vice President and Treasurer

         GABELLI FUNDS, INC.

         By:  Illegible

         ---------------------------------------
         Name:
         Title:

                                                                      EXHIBIT D3

                             AMENDMENT NO. 1 TO THE
                          INVESTMENT ADVISORY AGREEMENT

     This Amendment No. 1 dated as of February 17, 1999 is entered into by Gabelli Funds, LLC (formerly known as Gabelli Funds, Inc. (the "Adviser") and Gabelli Equity Series Funds, Inc. (the "Fund"), on behalf of The Gabelli Small Cap Growth Fund.

     WHEREAS, the predecessor to the Adviser and the Fund entered into an Investment Advisory Agreement dated as of October 1, 1991 (the "Investment Advisory Agreement"); and

     WHEREAS, the Adviser and the Fund wish to amend the Investment Advisory Agreement to reflect the change in the Adviser's name;

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The name "Gabelli Funds, Inc." in the Investment Advisory Agreement is hereby deleted in all places where it appears and replaced with the name "Gabelli Funds, LLC".

2. The Investment Advisory Agreement shall remain in full force and effect in all other respects.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date and year first written above.

GABELLI EQUITY SERIES FUNDS, INC.                   GABELLI FUNDS, LLC


By:      /s/ Bruce Alpert                           By:      /S/ GUS COUTSOUROS
         ----------------                                    ------------------

                                                                      EXHIBIT D4

                             AMENDMENT NO. 1 TO THE
                          INVESTMENT ADVISORY AGREEMENT

     This Amendment No. 1 dated as of February 17, 1999 is entered into by Gabelli Funds, LLC (formerly known as Gabelli Funds, Inc. (the "Adviser") and Gabelli Equity Series Funds, Inc. (the "Fund"), on behalf of The Gabelli Equity Income Fund.

     WHEREAS, the predecessor to the Adviser and the Fund entered into an Investment Advisory Agreement dated as of October 1, 1991 (the "Investment Advisory Agreement"); and

     WHEREAS, the Adviser and the Fund wish to amend the Investment Advisory Agreement to reflect the change in the Adviser's name;

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The name "Gabelli Funds, Inc." in the Investment Advisory Agreement is hereby deleted in all places where it appears and replaced with the name "Gabelli Funds, LLC".

2. The Investment Advisory Agreement shall remain in full force and effect in all other respects.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date and year first written above.

GABELLI EQUITY SERIES FUNDS, INC.                   GABELLI FUNDS, LLC


By:      /s/ Bruce Alpert                           By:      /S/ GUS COUTSOUROS
         ----------------                                    ------------------

                                                                      EXHIBIT J1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights", "Investment Advisory and Other Services-Independent Auditors" and "Financial Statements" and to the use of our reports dated November 3, 2000 on The Gabelli Equity Income Fund and The Gabelli Small Cap Growth Fund incorporated by reference in this Registration Statement (Form N-1A No. 33-41913) of Gabelli Equity Series Funds, Inc.

                                                     ERNST & YOUNG LLP

New York, New York
January 25, 2001

                                                                       EXHIBIT P

                                    SECTION S

                                 CODE OF ETHICS

Gabelli Funds, LLC
GAMCO Investors, Inc.
Gabelli & Company, Inc.
Gabelli Advisers, Inc.
Gabelli Fixed Income LLC

Each Registered  Investment Company
     or  series  thereof  (each  of
     which  is  considered  to be a
     Company for this  purpose) for
     which  any  of  the  Companies
     listed   above   presently  or
     hereafter provides  investment
     advisory     or      principal
     underwriting  services,  other
     than a money  market fund or a
     fund that  does not  invest in
     Securities.

                                  INTRODUCTION

     This Code of Ethics establishes rules of conduct for persons who are associated with the companies named above or with the registered investment companies for which such companies provide investment advisory or principal underwriter services. The Code governs their personal investment and other investment-related activities.

     The basic rule is very simple: put the client's interests first. The rest of the rules elaborate this principle. Some of the rules are imposed specifically by law. For example, the laws that govern investment advisers specifically prohibit fraudulent activity, making statements that are not true or that are misleading or omit something that is significant in the context and engaging in manipulative practices. These are general words, of course, and over the years the courts, the regulators and investment advisers have interpreted these words and established codes of conduct for their employees and others who have access to their investment decisions and trading activities. Indeed, the rules obligate investment advisers to adopt written rules that are reasonably designed to prevent the illegal activities described above and must follow procedures that will enable them to prevent such activities.

     This Code is intended to assist the companies in fulfilling their obligations under the l aw. The first part lays out who the Code applies to, the second part deals with personal investment activities, the third part deals with other sensitive business practices, and subsequent parts deal with reporting and administrative procedures.

11/00

THE CODE IS VERY IMPORTANT TO THE COMPANIES AND THEIR EMPLOYEES. VIOLATIONS CAN NOT ONLY CAUSE THE COMPANIES EMBARRASSMENT, LOSS OF BUSINESS, LEGAL RESTRICTIONS, FINES AND OTHER PUNISHMENTS BUT FOR EMPLOYEES CAN LEAD TO DEMOTION, SUSPENSION, FIRING, EJECTION FROM THE SECURITIES BUSINESS AND VERY LARGE FINES.

I.       APPLICABILITY

         A.       The Code applies to each of the following:

                  1. The Companies named or described at the top of page one of the Code and all entities that are under common management with these Companies or otherwise agree to be subject to the Code ("Affiliates"). A listing of the Affiliates, which is periodically updated, is attached as Exhibit A.

                  2. Any officer, director or employee of any Company, Affiliate or Fund Client (as defined below) whose job regularly involves him in the investment process. This includes the formulation and making of investment recommendations and decisions, the purchase and sale of securities for clients and the utilization of information about investment recommendations, decisions and trades. Due to the manner in which the Companies and the Affiliates conduct their business, every employee should assume that he is subject to the Code unless the Compliance Officer specifies otherwise.

                  3. With respect to all of the Companies, Affiliates and Fund Clients except Gabelli & Company, Inc., any natural person who controls any of the Companies, Affiliates or Fund Clients and who obtains information regarding the Companies' or the Affiliates' investment recommendations or decisions. However, a person whose control arises only as a result of his official position with such entity is excluded. Disinterested directors of Fund Clients and independent directors of the Companies (excluding Gabelli & Company, Inc.) Gabelli Asset Management Inc., and Gabelli Group Capital Partners, Inc., for example, are excluded from coverage under this item.

                  4. With respect to all of the Companies and Fund Clients except Gabelli & Company, Inc., any director, officer, general partner or person performing a similar function even if he has no knowledge of and is not involved in the investment process. Disinterested directors of Fund Clients and independent directors of the Companies (excluding Gabelli & Company, Inc. and Affiliates are included in coverage under this item.

                  5. As an exception, the Code does not apply to any director, officer or employee of any Fund Client (such as certain of The Gabelli Westwood Funds) with respect to which the Companies' services do not involve the formulation or making of investment recommendations or decisions or the execution of portfolio transactions if that person is also a director, officer or employee of any entity that does perform such services (such as Westwood Management Corp.). These individuals are covered by codes of ethics adopted by such entities.

         B.       Definitions

                  1. ACCESS PERSONS. The Companies and the persons described in items (A)2 and (A)3 above other than those excluded by item (A)5 above.

                  2. ACCESS PERSON ACCOUNT. Includes all advisory, brokerage, trust or other accounts or forms of direct beneficial ownership in which one or more Access Persons and/or one or more members of an Access Person's immediate family have a substantial proportionate economic interest. Immediate family includes an Access Person's spouse and minor children living with the Access Person. A substantial proportionate economic interest will generally be 10% of the equity in the account in the case of any single Access Person and 25% of the equity in the account in the case of all Access Persons in the aggregate, whichever is first applicable. Investment partnerships and similar indirect means of ownership other than registered open-end investment companies are also treated as accounts.

                        As an exception, accounts in which one or more Access Persons and/or their immediate family have a substantial proportionate interest which are maintained with persons who have no affiliation with the Companies and with respect to which no Access Person has, in the judgment of the Compliance Officer after reviewing the terms and circumstances, any direct or indirect influence or control over the investment or portfolio execution process are not Access Person Accounts.

                        As a further  exception,  subject to the  provisions  of
                        Article II(I)7, bona fide market making accounts of Gabelli & Company, Inc. are not Access Person Accounts.

                        As a further  exception,  subject to the  provisions  of
                        Article II(I)7, bona fide error accounts of the Companies and the Affiliates are not Access Person Accounts.

                  3. ASSOCIATE PORTFOLIO MANAGERS. Access Persons who are engaged in securities research and analysis for designated Clients or are responsible for investment recommendations for designated Clients but who are not principally responsible for investment decisions with respect to any Client accounts.

                  4. CLIENTS. Investment advisory accounts maintained with any of the Companies or Affiliates by any person, other than Access Person Accounts. However, Fund Clients covered by item (A)(5) above are considered Client accounts only with respect to employees specifically identified by the Compliance Officer as having regular information regarding investment recommendations or decisions or portfolio transactions for such Fund Clients.

                  5. COMPANIES. The companies named or described at the top of page one of the Code.

                  6.    COMPLIANCE  OFFICER.   The  persons  designated  as  the
                        compliance officers of the Companies.

                  7. COVERED PERSONS. The Companies, the Access Persons and the persons described in item (A)4 above.

                  8. FUND CLIENTS. Clients that are registered investment companies or series thereof.

                  9. PORTFOLIO MANAGERS. Access Persons who are principally responsible for investment decisions with respect to any Client accounts.

                  10. SECURITY. Any financial instrument treated as a security for investment purposes and any related instrument such as a futures, forward or swap contract entered into with respect to one or more securities, a basket of or an index of securities or components of securities. However, the term security does not include securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, or shares of registered open-end investment companies.

II.      RESTRICTIONS ON PERSONAL INVESTING ACTIVITIES

         A.       Basic Restriction on Investing Activities

                  If a purchase or sale order is pending or under active consideration for any Client account by any Company or Affiliate, neither the same Security nor any related Security (such as an option, warrant or convertible security) may be bought or sold for any Access Person Account.

         B.       Initial Public Offerings

                  No Security or related Security may be acquired in an initial public offering for any Access Person Account.

         C.       Blackout Period

                  No Security or related Security may be bought or sold for the account of any Portfolio Manager or Associate Portfolio Manager during the period commencing seven (7) days prior to and ending seven (7) calendar days after the purchase or sale (or entry of an order for the purchase or sale) of that Security or any related Security for the account of any Client with respect to which such person has been designated a Portfolio Manager or Associate Portfolio Manager, unless the Client account receives at least as good a price as the account of the Portfolio Manager or Associate Portfolio Manager and the Compliance Officer determines under the circumstances that the Client account has not been adversely affected (including with respect to the amount of such Security able to be bought by the Client account) by the transaction for the account of the Portfolio Manager or Associate Portfolio Manager.

         D.       Short-term Trading

                  No Security or related Security may, within a 60 day period, be bought and sold or sold and bought at a profit for any Access Person Account if the Security or related Security was held at any time during that period in any Client account.

         E.       Exempt Transactions

                  Participation on an ongoing basis in an issuer's dividend reinvestment or stock purchase plan, participation in any transaction over which no Access Person had any direct or indirect influence or control and involuntary transactions (such as mergers, inheritances, gifts, etc.) are exempt from the restrictions set forth in paragraphs (A) and (C) above without case by case preclearance under paragraph (G) below.

         F.       Permitted Exceptions

                  Purchases and sales of the following Securities for Access Person Accounts are exempt from the restrictions set forth in paragraphs A, C and D above if such purchases and sales comply with the pre-clearance requirements of paragraph (G) below:

                  1.    Non-convertible  fixed income  Securities rated at least
                        "A";

                  2.    Equity   Securities   of  a  class   having   a   market
                        capitalization in excess of $1 billion;

                  3. Equity Securities of a class having a market capitalization in excess of $500 million if the transaction in question and the aggregate amount of such Securities and any related Securities purchased and sold for the Access Person Account in question during the preceding 60 days does not exceed 100 shares;

                  4.    Municipal Securities; and

                  5. Securities transactions effected for federal, state or local income tax purposes that are identified to the Compliance Officer at the time as being effected for such purposes.

                  In  addition,  the  exercise of rights that were  received pro
                  rata   with   other   security   holders   is  exempt  if  the
                  pre-clearance procedures are satisfied.

         G.       Pre-Clearance of Personal Securities Transactions

                  No Security may be bought or sold for an Access Person Account unless (i) the Access Person obtains prior approval from the Compliance Officer or, in the absence of the Compliance Officer, from the general counsel of Gabelli Asset Management Inc.; (ii) the approved transaction is completed on the same day approval is received; and (iii) the Compliance Officer or the general counsel does not rescind such approval prior to execution of the transaction (See paragraph I below for details of the Pre-Clearance Process.)

         H.       Private Placements

                  The Compliance Officer will not approve purchases or sale of Securities that are not publicly traded, unless the Access Person provides full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of such person's activities on behalf of any Client) and the Compliance Officer concludes, after consultation with one or more of the relevant Portfolio Managers, that the Companies would have no foreseeable interest in investing in such Security or any related Security for the account of any Client.

         I.       Pre-Clearance Process

                  1. No Securities may be purchased or sold for any Access Person Account unless the particular transaction has been approved in writing by the Compliance Officer or, in his absence, the general counsel of Gabelli Asset Management Inc. The Compliance Officer shall review not less frequently than weekly reports from the trading desk (or, if applicable, confirmations from brokers) to assure that all transactions effected for Access Person Accounts are effected in compliance with this Code.

                  2. No Securities may be purchased or sold for any Access Person Account other than through the trading desk of Gabelli & Company, Inc., unless express permission is granted by the Compliance Officer. Such permission may be granted only on the condition that the third party broker supply the Compliance Officer, on a timely basis, duplicate copies of confirmations of all personal
                        Securities transactions for such Access Person in the accounts maintained with such third party broker and copies of periodic statements for all such accounts.

                  3. A Trading Approval Form, attached as Exhibit B, must be completed and submitted to the Compliance Officer for approval prior to entry of an order.

                  4.    After  reviewing  the  proposed  trade,   the  level  of
                        potential investment interest on behalf of Clients in the Security in question and the Companies' restricted lists, the Compliance Officer shall approve (or disapprove) a trading order on behalf of an Access Person as expeditiously as possible. The Compliance Officer will generally approve transactions described in paragraph (F) above unless the Security in question or a related security is on the Restricted List or the Compliance Officer believes for any other reason that the Access Person Account should not trade in such Security at such time.

                  5. Once an Access Person's Trading Approval Form is approved, the form must be forwarded to the trading desk (or, if a third party broker is permitted, to the Compliance Officer) for execution on the same day. If the Access Person's trading order request is not approved, or is not executed on the same day it is approved, the clearance lapses although such trading order request maybe resubmitted at a later date.

                  6. In the absence of the Compliance Officer, an Access Person may submit his or her Trading Approval Form to the general counsel of Gabelli Asset Management Inc. Trading approval for the Compliance Officer must be obtained from the general counsel, and trading approval for the general counsel must be obtained from the Compliance Officer. In no case will the Trading Desk accept an order for an Access Person Account unless it is accompanied by a signed Trading Approval Form.

                  7. The Compliance Officer shall review all Trading Approval Forms, all initial, quarterly and annual disclosure certifications and the trading activities on behalf of all Client accounts with a view to ensuring that all Covered Persons are complying with the spirit as well as the detailed requirements of this Code. The Compliance Officer will review all transactions in the market making accounts of Gabelli & Company, Inc. and the error accounts of the Companies and the Affiliates in order to ensure that such transactions are bona fide market making or error transactions or are conducted in accordance with the requirements of this Article II.

III.     OTHER INVESTMENT-RELATED RESTRICTIONS

         A.       Gifts

                  No Access Person shall accept any gift or other item of more than $100 in value from any person or entity that does business with or on behalf of any Client.

         B.       Service As a Director

                  No Access Person shall commence service on the Board of Directors of a publicly traded company or any company in which any Client account has an interest without prior authorization from the Compliance Committee based upon a determination that the Board service would not be inconsistent with the interests of the Clients. The Compliance Committee shall include the senior Compliance Officer of Gabelli Asset Management Inc., the general counsel of Gabelli Asset Management Inc. and at least two of the senior executives from among the Companies.

IV.      REPORTS AND ADDITIONAL COMPLIANCE PROCEDURES

A. Every Covered Person, except independent directors of Affiliates of the Companies, must submit a report (a form of which is appended as Exhibit C) containing the information set forth in paragraph (B) below with respect to transactions in any Security in which such Covered Person has or by reason of such transaction acquires, any direct or indirect beneficial ownership (as defined in Exhibit D) in the Security, and with respect to any account established by the Covered Person in which any Securities were held for the direct or indirect benefit of the Covered Person; provided, however, that:

                  1. a Covered Person who is required to make reports only because he is a director of one of the Fund Clients and who is a "disinterested" director thereof need not make a report with respect to any transactions other than those where he knew or should have known in the course of his duties as a director that any Fund Client of which he is a director has made or makes a purchase or sale of the same or a related Security within 15 days before or after the purchase or sale of such Security or related Security by such director.

                  2. a Covered Person need not make a report with respect to any transaction effected for, and Securities held in, any account over which such person does not have any direct or indirect influence or control; and

                  3. a Covered Person will be deemed to have complied with the requirements of this Article IV insofar as the Compliance Officer receives in a timely fashion duplicate monthly or quarterly brokerage statements or transaction confirmations on which all transactions required to be reported hereunder are described.

B. A Covered Person must submit the report required by this Article to the Compliance Officer no later than 10 days after the end of the calendar quarter in which the transaction or
                  account  to  which  the  report   relates   was
                  effected or established, and the report must contain the date that the report is submitted.

                  1. This report must contain the following information with respect to transactions:

                        a.    The date of the transaction,  the title and number
                              of  shares  and  the  principal   amount  of  each
                              Security involved;

                        b.    The  nature of the  transaction  (i.e.,  purchase,
                              sale  or  any  other   type  of   acquisition   or
                              disposition);

                        c.    The price at which the  transaction  was effected;
                              and

                        d. The name of the broker, dealer or bank with or through whom the transaction was effected.

                  2. This report must contain the following information with respect to accounts established:

                        a. The name of the broker, dealer or bank with whom the account was established; and

                        b.    The date the account was established.

         C.       Any report  submitted to comply with the  requirements of this
                  Article IV may contain a statement that the report shall not be construed as an admission by the person making such report that he has any direct or indirect beneficial ownership in the Security to which the report relates. A person need not make any report under this Article IV with respect to transactions effected for, and Securities held in, any account over which the person has no direct or indirect influence or control

         D. No later than 10 days after beginning employment with any of the Companies or Affiliates or otherwise becoming a Covered Person, each Covered Person (except for a "disinterested" director of the Fund Client, or an "independent" director of the Companies (other than Gabelli & Company, Inc.), or Gabelli Asset Management Inc. or Gabelli Group Capital Partners, Inc. who is required to submit reports solely by reason of being such a director) must submit a report containing the following information:

                  1. The title, number of shares and principal amount of each Security in which the Covered Person had any direct or indirect beneficial ownership when the person became a Covered Person;

                  2. The name of any broker, dealer or bank with whom the Covered Person maintained an account in which any Securities were held for the direct or indirect benefit of the Covered Person as of the date the person became a Covered Person; and

                  3.    The date that the report is submitted.

                  The form of such report is attached as Exhibit E.

         E. Annually each Covered Person must certify that he has read and understood the Code and recognizes that he is subject to such Code. In addition, annually each Covered Person must certify that he has disclosed or reported all personal Securities transactions required to be disclosed or reported under the Code and that he is not subject to any regulatory disability described in the annual certification form. Furthermore, each Covered Person (except for a "disinterested" director of the Fund Client or an "independent" director of any of the Companies (other than Gabelli & Company, Inc.), Gabelli Asset Management Inc. or Gabelli Group Capital Partners, Inc. who is required to submit reports solely by reason of being such a director) annually must submit a report containing the following information (which information must be current as of a date no more than 30 days before the report is submitted):

                  1. The title, number of shares and principal amount of each Security in which the Covered Person had any direct or indirect beneficial ownership;

                  2. The name of any broker, dealer or bank with whom the Covered Person maintains an account in which any Securities are held for the direct or indirect benefit of the Covered Person; and

                  3.    The date that the report is submitted.

                  The form of such certification and report is attached as Exhibit F.

         F. At least annually (or quarterly in the case of Items 4 and 5 below), each of the Companies that has a Fund Client or that provides principal underwriting services for a Fund Client shall, together with each Fund Client, furnish a written report to the Board of Directors of the Fund Client that:

                  1. Describes any issues arising under the Code since the last report.

                  2. Certifies that the Companies have developed procedures concerning Covered Persons' personal trading activities and reporting requirements relevant to such Fund Clients that are reasonably necessary to prevent violations of the Code;

                  3. Recommends changes, if any, to the Fund Clients' or the Companies' Codes of Ethics or procedures;

                  4. Provides a summary of any material or substantive violations of this Code by Covered Persons with respect to such Fund Clients which occurred during the past quarter and the nature of any remedial action taken; and

                  5. Describes any material or significant exceptions to any provisions of this Code of Ethics as determined under
                        Article VI below.

         G. The Compliance Officer shall notify each employee of any of the Companies
     or
                  Affiliates as to whether such person is considered to be an Access Person or Covered Person and shall notify each other person that is considered to be an Access Person or Covered Person.

V.       SANCTIONS

         Upon  discovering  that a  Covered  Person  has not  complied  with the requirements of this Code, the Board of Directors of the relevant Company or of the relevant Fund Client, whichever is most appropriate under the circumstances, may impose on that person whatever sanctions the Board deems appropriate, including, among other things, disgorgement of profit, censure, suspension or termination of employment. Material violations of requirements of this Code by employees of Covered Persons and any sanctions imposed in connection therewith shall be reported not less frequently than quarterly to the Board of Directors of any relevant Company or Fund Client, as applicable.

VI.      EXCEPTIONS

         The Compliance Committee of the Companies reserves the right to decide, on a case-by-case basis, exceptions to any provisions under this Code. Any exceptions made hereunder will be maintained in writing by the Compliance Committee and presented to the Board of Directors of any relevant Fund Client at its next scheduled meeting.

VII.     PRESERVATION OF DOCUMENTS

         This Code, a copy of each report by a Covered Person, any written report made hereunder by the Companies or the Compliance Officer, lists of all persons required to make reports, a list of any exceptions, and the reasons therefor, with respect to Article II.B, and any records under Article II.G with respect to purchases pursuant to Article II.H above, shall be preserved with the records of the relevant Company and any relevant Fund Client for the period required by Rule 17j-1.

VIII.    OTHER LAWS, RULES AND STATEMENTS OF POLICY

         Nothing contained in this Code shall be interpreted as relieving any Covered Person from acting in accordance with the provision of any applicable law, rule or regulation or any other statement of policy or procedure governing the conduct of such person adopted by the Companies, the Affiliates or the Fund Clients.

IX.      FURTHER INFORMATION

         If any person has any question with regard to the applicability of the provisions of this Code generally or with regard to any Securities transaction or transactions, he should consult the Compliance Officer.

                                                                       EXHIBIT A

                       LIST OF AFFILIATES OF THE COMPANIES

ALCE Partners, L.P.
Darien Associates LLC
Gabelli Asset Management Inc.
Gabelli Associates Fund
Gabelli Associates Limited
Gabelli Fixed Income Distributors
Gabelli Fixed Income, Inc.
Gabelli Global Partners, L.P.
Gabelli Global Partners, Ltd.
Gabelli International Gold Fund Limited
Gabelli International Limited
Gabelli International II Limited
Gabelli International Securities Limited
Gabelli Multimedia Partners, L.P.
Gabelli Performance Partnership L.P.
Gabelli Securities, Inc.
Gemini Capital Management Ltd.
GLI, Inc.
Gabelli Group Capital Partners, Inc.
Gabelli Global Partners, L.P.
Gabelli Global Partners, Ltd.
Gabelli European Partners, Ltd.
Gabelli Fund, LDC
MJG Associates, Inc.
New Century Capital Partners, L.P.

                                                                       EXHIBIT B

                       PRE-CLEARANCE TRADING APPROVAL FORM

I,                                  (name),  am  an  Access  Person  or
authorized officer thereof and seek pre-clearance to engage in the transaction described below for the benefit of myself or another Access Person:

ACQUISITION OR DISPOSITION (circle one)


Name of Account:
                ----------------------------------------------------------------

Account Number:
               -----------------------------------------------------------------

Date of Request:
                ----------------------------------------------------------------

Security:
         -----------------------------------------------------------------------

Amount or # of Shares:
                      ----------------------------------------------------------

Broker:
       -------------------------------------------------------------------------

If the transaction involves a Security that is not publicly traded, a description of proposed transaction, source of investment opportunity and any potential conflicts of interest:

I hereby certify that, to the best of my knowledge, the transaction described herein is not prohibited by the Code of Ethics and that the opportunity to engage in the transaction did not arise by virtue of my activities on behalf of any Client.

Signature:                                                  Print Name:
          ------------------------------------------------             ------------------------------------------------

APPROVED OR DISAPPROVED(Circle One)


Date of Approval:
                 -----------------------------------------

Signature:                                                  Print Name:
          ------------------------------------------------             ------------------------------------------------

If approval is granted, please forward this form to the trading desk (or if a third party broker is permitted, to the Compliance Officer) for immediate execution.

                                                                       EXHIBIT C

                               TRANSACTION REPORT

Report submitted by:
                    ------------------------------------------------------------
                                   Print Name

This transaction report (the "Report") is submitted pursuant to Section IV (B) of the Code of Ethics of the Companies and supplies information with respect to transactions in any Security in which you may be deemed to have, or by reason of such transaction acquire, any direct or indirect beneficial ownership interest, and with respect to accounts established by you in which any Securities were held for your direct or indirect benefit, for the period specified below. If you were not employed by or affiliated with us during this entire period, amend the dates specified below to cover your period of employment or affiliation.

Unless the context otherwise requires, all terms used in the Report shall have the same meaning as set forth in the Code of Ethics.

If you have no reportable transactions or new accounts, sign and return this page only. If you have reportable transactions or new accounts, complete, sign and return Page 2 and any attachments.

I HAD NO REPORTABLE SECURITIES TRANSACTIONS OR ACCOUNTS ESTABLISHED DURING THE PERIOD THROUGH . I CERTIFY THAT I AM FULLY FAMILIAR WITH THE CODE OF ETHICS AND THAT, TO THE BEST OF MY KNOWLEDGE, THE INFORMATION FURNISHED IN THIS REPORT IS TRUE AND CORRECT.

Signature
         -----------------------------------------------------------------------

Position
        ------------------------------------------------------------------------

Date
    ----------------------------------------------------------------------------

                               TRANSACTION REPORT

Report submitted by:
                    ------------------------------------------------------------
                                   Print Name

The following tables supply the information required by Section IV (B) of the Code of Ethics for the period specified below. Transactions reported on brokerage statements or duplicate confirmations actually received by the Compliance Officer do not have to be listed although it is your responsibility to make sure that such statements or confirmations are complete and have been received in a timely fashion.

                                                  TRANSACTIONS

-----------------------------------------------------------------------------------------------------------------------------------

                                    Whether Purchase,
                                   Sale, Short Sale or                                        Name of Broker/dealer
 Securities                           Other Type of                                           With or Through Whom       Nature of
 (Name and         Date of            Disposition or       Quantity of     Price Per Share       the Transaction       Ownership of
  Symbol)         Transaction          Acquisition         Securities       or Other Unit         was Effected          Securities
  -------         -----------          -----------         -----------     ---------------     -------------------     ------------



                                              NEW ACCOUNTS ESTABLISHED

----------------------------------------------------------------------------------------------------------------------
Name of Broker, Dealer or Bank                      Account Number                    Date Account Established
------------------------------                      --------------                    ------------------------





* To the extent specified above, I hereby disclaim beneficial ownership of any securities listed in this Report or brokerage statements or transaction confirmations provided by me.

I CERTIFY THAT I AM FULLY FAMILIAR WITH THE CODE OF ETHICS AND THAT, TO THE BEST OF MY KNOWLEDGE, THE INFORMATION IN THIS REPORT IS TRUE AND CORRECT FOR THE
PERIOD OF             THROUGH              .


Signature
          ----------------------------------------------------

 Position
          -----------------------------------------------------

     Date
          ----------------------------------------

                                                                       EXHIBIT D

                              BENEFICIAL OWNERSHIP

For purposes of the attached Code of Ethics, "beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except the determination of direct or indirect beneficial ownership shall apply to all securities that a Covered Person has or acquires. The term "beneficial ownership" of securities would include not only ownership of securities held be a Covered Person for his own benefit, whether in bearer form or registered in his name or otherwise, but also ownership of securities held for his benefit by others (regardless of whether or how they are registered) such as custodians, brokers, executors, administrators, or trustees (including trusts in which he has only a remainder interest), and securities held for his account by pledges, securities owned by a partnership in which he is a member if he may exercise a controlling influence over the purchase, sale of voting of such securities, and securities owned by any corporation or similar entry in which he owns securities if the shareholder is a control-ling shareholder of the entity and has or shares investment control over the entity's portfolio.

Ordinarily, this term would not include securities held by executors or administrators in estates in which a Covered Person is a legatee or beneficiary unless there is a specified legacy to such person of such securities or such person is the sole legatee or beneficiary and there are other assets in the estate sufficient to pay debts ranking ahead of such legacy, or the securities are held in the estate more than a year after the decedent's death.

Securities held in the name of another should be considered as beneficially owned by a Covered Person where such person enjoys "financial benefits substantially equivalent to ownership." The Securities and Exchange Commission has said that, although the final determination of beneficial ownership is a question to be determined in the light of the facts of the particular case, generally a person is regarded as the beneficial owner of securities held in the name of his or her spouse and their minor children. Absent special circumstances such relationship ordinarily results in such person obtaining financial benefits substantially equivalent to ownership, e.g., application of the income derived from such securities to maintain a common home, or to meet expenses that such person otherwise would meet from other sources, or the ability to exercises a controlling influence over the purchase, sale or voting of such securities.

A Covered Person also may be regarded as the beneficial owner of securities held in the name of another person, if by reason of any contract, understanding, relationship, agreement, or other agreement, he obtains therefrom financial benefits substantially equivalent to those of ownership.

A Covered Person also is regarded as the beneficial owner of securities held in the name of a spouse, minor children or other person, even though he does not obtain therefrom the aforementioned benefits of ownership, if he can vest or revest title in himself at once or at some future time.

                                                                       EXHIBIT E

                             INITIAL HOLDINGS REPORT

Report submitted by:
                    ------------------------------------------------------------
                                   Print Name

This initial holdings report (the "Report") is submitted  pursuant to Section IV
(D) of the Code of Ethics of the Companies and supplies information with respect to any Security in which you may be deemed to have any direct or indirect beneficial ownership interest and any accounts established by you in which any Securities were held for your direct or indirect benefit, as of the date you became subject to the Code of Ethics.

Unless the context otherwise requires, all terms used in the Report shall have the same meaning as set forth in the Code of Ethics.

If you have no reportable Securities or accounts, sign and return this page only. If you have reportable Securities or accounts, complete, sign and return Page 2 and any attachments.

I HAVE NO REPORTABLE SECURITIES OR ACCOUNTS AS OF . I CERTIFY THAT I AM FULLY FAMILIAR WITH THE CODE OF ETHICS AND THAT, TO THE BEST OF MY KNOWLEDGE, THE INFORMATION FURNISHED IN THIS REPORT IS TRUE AND CORRECT.

Signature
         -----------------------------------------------------------------------

Position
        ------------------------------------------------------------------------

Date
    ----------------------------------------------------------------------------

                                                                          Page 2
                             INITIAL HOLDINGS REPORT

Report submitted by:
                    ------------------------------------------------------------
                                   Print Name

The following tables supply the information required by Section IV (D) of the Code of Ethics as of the date you became subject to the Code.


                                                     SECURITIES HOLDINGS

-------------------------------------------------------------------------------------------------------------------------------
                                                                    Name of Broker/Dealer Where      Nature of Ownership of
   Securities (Name and Symbol)         Quantity of Securities          Securities Are Held                Securities
   ----------------------------         ----------------------          -------------------                ----------









                                    ACCOUNTS

--------------------------------------------------------------------------------
       Name of Broker, Dealer or Bank                        Account Number
      --------------------------------                      ---------------

I CERTIFY THAT I AM FULLY FAMILIAR WITH THE CODE OF ETHICS AND THAT, TO THE BEST OF MY KNOWLEDGE, THE INFORMATION IN THIS REPORT IS TRUE AND CORRECT AS OF
__________________________________.


Signature
          ----------------------------------------------------

 Position
          -----------------------------------------------------

     Date
          ----------------------------------------

                                                                       EXHIBIT F



                     ANNUAL CERTIFICATION OF CODE OF ETHICS

A. I (a Covered Person) hereby certify that I have read and understood the Code of Ethics dated February 15, 2000, and recognize that I am subject to its provisions. In addition, I hereby certify that I have disclosed or reported all personal Securities transactions required to be disclosed or reported under the Code of Ethics;

B. Within the last ten years there have been no complaints or disciplinary actions filed against me by any regulated securities or commodities exchange, any self-regulatory securities or commodities organization, any attorney general, or any governmental office or agency regulating insurance, securities, commodities or financial transactions in the United States, in any state of the United States, or in any other country;

C. I have not within the last ten years been convicted of or acknowledged commission of any felony or misdemeanor arising out of my conduct as an employee, salesperson, officer, director, insurance agent, broker, dealer, underwriter, investment manager or investment advisor; and

D. I have not been denied permission or otherwise enjoined by order, judgment or decree of any court of competent jurisdiction, regulated securities or commodities exchange, self-regulatory securities or commodities organization or other federal or state regulatory authority from acting as an investment advisor, securities or commodities broker or dealer, commodity pool operator or trading advisor or as an affiliated person or employee of any investment company, bank, insurance company or commodity broker, dealer, pool operator or trading advisor, or from engaging in or continuing any conduct or practice in connection with any such activity or the purchase or sale of any security.

E. Unless I am exempt from filing an Annual Holdings Report (as a "disinterested" director of a Fund Client or an independent director of an Affiliate), I have attached a completed Annual Holdings Report which is accurate as of a date no more than 30 days ago.

Print Name:
              ----------------------------------------------------

Signature:
              ----------------------------------------------------

Date:
              ----------------------------------------------------

                                                                          Page 2
                             ANNUAL HOLDINGS REPORT

Report submitted by:
                    ------------------------------------------------------------
                                   Print Name

The following tables supply the information required by Section IV (E) of the Code of Ethics as of a date no more than 30 days before this report is submitted. If you have no reportable Securities holdings or accounts, write "None" in the space provided.


                                                   SECURITIES HOLDINGS

---------------------------------------------------------------------------------------------------------------------------
                                                                Name of Broker/Dealer Where       Nature of Ownership
  Securities (Name and Symbol)      Quantity of Securities          Securities Are Held              of Securities
  ----------------------------      ----------------------          -------------------              -------------








                                    ACCOUNTS

--------------------------------------------------------------------------------
Name of Broker, Dealer or Bank                             Account Number
------------------------------                             --------------

Signature
          ----------------------------------------------------

 Position
          -----------------------------------------------------

     Date
          ----------------------------------------

                                                                January 31, 2001

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.

Washington, DC 20549

Attention:        Office of Filings, Information & Consumer Services

         RE: Gabelli Equity Series Funds, Inc. (the "Company") File Nos. 33-41913 and 811-06367
                  POST-EFFECTIVE AMENDMENT NO. 11

Dear Sir or Madam:

         Pursuant to Rule 485(b) promulgated under the Securities Act of 1933, as amended (the "1933 Act"), please accept for filing on behalf of the above-referenced Company, Post-Effective Amendment No. 11 to the Company's Registration Statement on Form N-1A (the "Amendment").

         This Amendment is being filed for the purpose of bringing financial statements and other information up to date under Section 10(a)(3) of the 1933 Act and to make such other non-material language changes as the Company deems appropriate. Accordingly, this Amendment is being filed pursuant to Rule 485(b)(1)(i) under the 1933 Act.

         Any questions with respect to this filing should be directed to myself at (617) 535-0560. Please acknowledge receipt of this transmission via private mailbox at FIRSTDATAIN1@EDGAR.wanmail.net.

         Kindly return an electronic transmittal as evidence of your receipt of this filing.

                                                    Very truly yours,

                                                    /s/ Nancy R. Rousseau

                                                    Nancy R. Rousseau
                                                    Regulatory Administrator

cc:      B. Alpert - Gabelli Funds, LLC
         J. McKee - Gabelli Funds, LLC
         R. Prins - Skadden, Arps, Slate, Meagher & Flom
         T. Hamlin
         L. Dowd